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                                                                Exhibit 10.1


                 AUTOMATED METER READING SERVICES AGREEMENT

         This Automated Meter Reading Services Agreement ("Agreement") is entered into this 11th day of March, 2005, and is by and between Cellnet Technology, Inc., a Delaware corporation ("Cellnet"), and Laclede Gas Company, a Missouri corporation ("Laclede"). All capitalized terms not otherwise defined herein have the respective meaning set forth in Appendix A hereto.

                                  RECITALS

         WHEREAS, Laclede desires to introduce new automated gas meter reading, data acquisition and data management services to its service area that efficiently provide accurate information for billing, distribution, operations, customer care and customer marketing purposes;

         WHEREAS, Laclede has selected a radio frequency fixed network application as the system that can best provide basic services while permitting maximum flexibility of information for expansion into other functional uses;

         WHEREAS, Laclede desires Cellnet to establish, where it has not already been established, and maintain a Fixed Network consisting of MIUs installed on Laclede Gas Meters, MCC sites on towers and/or other appropriate structures, the network operations center ("NOC"), the communication link between the MCCs and the NOC, all other equipment necessary for Cellnet to provide automated gas meter reading, data acquisition and data management services to Laclede and the operation, care and maintenance of all installed equipment;

         WHEREAS, Laclede desires for Cellnet to provide all of the equipment and labor and take all of the actions necessary to perform automated reads of Laclede Gas Meters within St. Louis City, St. Louis County and St. Charles County and selected portions of other counties in Laclede's service area as set forth on Exhibit 1 (collectively, "Fixed Network Area") and to make available such readings to Laclede (i.e., Laclede desires to acquire from Cellnet turnkey meter readings) and for Cellnet to provide data acquisition and management services; and

         WHEREAS, Cellnet has the expertise, experience and skill to provide such turnkey automated meter reading, data acquisition and data management services and desires to provide the same to Laclede on the terms and conditions set forth herein.

         NOW, THEREFORE, the Parties agree as follows:

                                  ARTICLE 1

                   INITIAL FIXED NETWORK DEPLOYMENT PHASE

1.1      Overview. Immediately upon the execution of this Agreement, the
         --------
         Parties shall commence to integrate their respective systems in accordance with this Article (the "Initial Fixed Network Deployment Phase") and shall test their respective systems' ability to access, exchange and deliver MIU installation data and Laclede Gas Data. The Initial Fixed Network Deployment Phase will be conducted in accordance with the project timeline attached to this Agreement as Exhibit 2. The
                                                        ---------
         Parties shall complete the Initial Fixed Network Deployment Phase within six (6) months of the Effective Date; provided, however, that without limiting a Party's other remedies hereunder, if a Party suffers a delay in meeting any of its objectives on the project timeline, the deadlines thereon for the other Party shall be moved back by an equivalent number of days. To the extent that any of the obligations or rights of either Party set forth in
         Article 1 do not specifically pertain to only the Initial Fixed Network Deployment Phase but are necessary for the performance of the rest of this Agreement, then such obligations and rights shall continue throughout the Term.

1.2      Laclede's Responsibilities.
         --------------------------

         (a)      Sample Meter Population. Laclede has previously provided
                  -----------------------
                  to Cellnet an initial data file that details all Laclede Gas Data, including addresses, Laclede's projected monthly meter reading schedule and all other pertinent Laclede customer information for approximately 500 meters ("Test Meters") on which Cellnet has installed MIUs.

         (b)      Interface Implementation. Attached hereto as Exhibit 3 are
                  ------------------------                     ---------
                  Cellnet's specifications for its standard interface (the "Standard Interface Specifications"). Laclede shall, in accordance with the time period set forth in Exhibit 2,
                                                               ---------
                  develop, at its own expense, a complete, integration tested and fully operational interface for the Laclede systems impacted by this Agreement (the "Laclede Interface"). The Laclede Interface must have the capacity to (i) collect the MIU installation database and the Laclede Gas Data from Cellnet, (ii) transmit the post MIU installation and any ongoing Laclede database maintenance files to Cellnet, and (iii) collect the Fixed Network Data posted by Cellnet on the FTP Server.

         (c)      Internal Computer Hardware and Software. Laclede is
                  ---------------------------------------
                  responsible for, and shall establish and maintain at Laclede's expense, all of its internal computer software, hardware, systems, and any and all telecommunication connections and charges (including hardware fees, set-up, and on-going fees) required to collect the Fixed Network Data from the FTP Server and then store, query and manipulate such data.

         (d)      Additional Services. In addition to the services described
                  -------------------
                  in Section 1.3(b) below, which shall be provided at Cellnet's expense, Laclede may request, and Cellnet, in its discretion, may provide, services to assist Laclede with system integration and other programming issues from time to time during the Term. Such services shall be provided to Laclede at rates to be agreed upon by the Parties.

1.3      Cellnet's Obligations.
         ---------------------

         (a)      Fixed Network and Data Management Network. During the
                  -----------------------------------------
                  Initial Fixed Network Deployment Phase, Cellnet will conduct a propagation study of the portion of Laclede's service area to be covered by the Fixed Network Area.

                  Based on the results of the study, Cellnet will provide, install and maintain all equipment, supplies and services necessary to establish and operate the Fixed Network that collects automated daily meter reads and provides meter readings in accordance with this Agreement. Cellnet shall provide, and install new, or enable existing, Fixed Network infrastructure required to support the Fixed Network Area, including, without limitation, software, hardware and peripherals for the NOC. Additionally, Cellnet shall establish Laclede as a customer in Cellnet's data management network.

         (b)      Interface Implementation Support. During the Initial Fixed
                  --------------------------------
                  Network Deployment Phase, Cellnet, at no additional charge to Laclede, shall consult with and advise Laclede in its development and testing of the Laclede Interface. Cellnet shall have no obligation to write software code in connection with such consulting and advice; provided, however, that additional services shall be provided in accordance with Section 1.2(d) above.

         (c)      Provision of MIUs and Installation Resources. Cellnet
                  --------------------------------------------
                  shall provide the resources necessary for installation of the MIUs, including the required MIUs and the employees or subcontractors necessary to install the MIUs (each a "MIU Installer"), as well as a competent project manager for the Initial Fixed Network Deployment Phase. All of the MIU Installers shall be qualified and trained as described in
                  Section 2.1(d)(ii).

         (d)      Configure the NOC. Cellnet shall establish and configure
                  -----------------
                  the necessary hardware, NOC Software and Meter Database to provide the AMR Services.

         (e)      Automated Meter Readings. Upon completion of the
                  ------------------------
                  installation of the MIUs on the Laclede Gas Meters and Laclede's performance of its responsibilities under
                  Section 1.2, Cellnet shall perform and transmit to Laclede daily automated meter reads in hundreds of cubic feet in accordance with Article 2.

         (f)      Handheld Devices. During the Initial Fixed Network
                  ----------------
                  Deployment Phase, Cellnet shall provide Laclede two (2) handheld units for reading and programming MIUs and train Laclede personnel on the proper use of these units.

         (g)      Plant Tour. During the Initial Fixed Network Deployment
                  ----------
                  Phase, at Laclede's request, Cellnet shall schedule a trip for Laclede to visit Cellnet's manufacturing facilities, Cellnet's corporate headquarters and/or Cellnet's NOC facilities, at Laclede's expense. Within fifteen (15) days after completion of any of the above trips, Laclede may notify Cellnet in writing that Laclede has concerns regarding any of the following characteristics of any of such Cellnet facilities:

                  (i)      Work environment;
                  (ii)     Safety;
                  (iii)    Degree and sophistication of automation; and
                  (iv)     Quality control.

                  Cellnet shall investigate any such concerns, and (1) explain why the issue is not reasonably likely, in Cellnet's reasonable discretion, to have a material adverse impact on the AMR Services, or (2) provide a reasonable plan and timeline to address these concerns or issues in a manner reasonably acceptable to Parties.

1.4      Initial Fixed Network Deployment Phase Testing.
         ----------------------------------------------

         (a)      Comparison of Reads. During the Initial Fixed Network
                  -------------------
                  Deployment Phase, Laclede will obtain and compare the manual reads from the Test Meters to the automated meter reads provided by Cellnet pursuant to Section 1.3(e) above. Any deviations between the manual and automated readings will be investigated by both Parties in good faith and resolved within two (2) Business Days.

         (b)      Substitute Meters. Any residence with access issues, meter
                  -----------------
                  problems or other circumstances that interfere with the Initial Fixed Network Deployment Phase will be dealt with on a case-by-case basis. An alternate address within the coverage area described in Section 1.2(a) may be substituted for the remainder of the Initial Fixed Network Deployment Phase, or, in the alternative, the MIU will be subtracted from the sample population, at Laclede's discretion.

         (c)      Network Coverage. Cellnet will be responsible for Fixed
                  ----------------
                  Network infrastructure coverage issues and will use commercially reasonable efforts to resolve any Fixed Network infrastructure coverage issues promptly, as necessary, to perform the AMR Services.

1.5      Initial Fixed Network Deployment Phase Performance Standards.
         ------------------------------------------------------------

         (a)      Summary of Readings. During the Initial Fixed Network
                  -------------------
                  Deployment Phase, Cellnet shall provide Laclede: (i) daily automated meter reads in hundreds of cubic feet; and (ii) a monthly summary of MIU performance, by address. The individual meter readings will be maintained by Cellnet daily and delivered to Laclede on the next Business Day. Daily and monthly overall performance indicators should be included in the summary.

         (b)      Areas of Emphasis. Close scrutiny will be given to
                  -----------------
                  Cellnet's performance in the following areas:

                  (i)      Project Management;
                  (ii)     Integration Support Services
                  (iii)    Data Acquisition and Delivery;
                  (iv)     Operations and Maintenance;
                  (v)      Customer Service;
                  (vi)     Technology; and
                  (vii)    Data Center Operations.

        At any time during the Initial Fixed Network Deployment Phase, Laclede may notify Cellnet in writing that Laclede has concerns regarding any of the foregoing areas, and

                  Cellnet shall investigate any such concerns, and (1) explain why the concerns are not reasonably likely, in Cellnet's reasonable discretion, to have a material adverse impact on the AMR Services, or (2) provide a reasonable plan and timeline to address these concerns in a manner reasonably acceptable to the Parties.

         (c)      MIU Validation. During the Initial Fixed Network
                  --------------
                  Deployment Phase, the Test Meters will be automatically read every day to determine accuracy, network deliverability, and ability to transfer data between the Parties' systems based on the Standard Interface Specifications. During the Initial Fixed Network Deployment Phase, the Parties will work together to validate and correct promptly any errors in the following areas:

                  (i) Fixed Network reading does not correlate with visual index reading. This deviation will take into account rounding errors and time differences. Cellnet must correct programming errors on a MIU.

                  (ii) Fixed Network reading was not available through the network during the scheduled reading period. This failure takes into account MIUs that fail to communicate to the Fixed Network due to device problems.

                  (iii) MIU is found to be in an alarm state and the appropriate flag was not returned.

                  (iv) MIU is found to be sending inconsistent readings when other MIUs in the area are responding correctly.

                  (v) The meter installation data and the Laclede Gas Data transferred between Laclede and Cellnet shall be validated and consistent with the Standard Interface Specifications for use within the respective Parties' systems. In the event that the data is not in the correct format, the non-complying Party shall make the correction at its own expense.

                                  ARTICLE 2
                         OBLIGATIONS OF THE PARTIES

2.1      Establishment and Installation of the AMR Services. The AMR
         --------------------------------------------------
         Services to be provided to Laclede by Cellnet shall include data acquisition, data management, data presentation and access, implementation, implementation expertise, provision and installation of MIUs and operation of the Fixed Network and the NOC. Cellnet shall read Activated Meters in the Fixed Network Area during the Term of this Agreement in accordance with this Article 2.

         (a)      Establishment of the Fixed Network. Cellnet shall
                  ----------------------------------
                  establish a Fixed Network that will:

                  (i) collect automated meter readings from Activated Meters within the Fixed Network Area; and

                  (ii) make available to Laclede, via the Cellnet Standard Interface, meter readings.

         (b)      Components of AMR Services System. The Fixed Network shall
                  ---------------------------------
                  include the following components, together with any and all other components and equipment necessary for Cellnet to perform its obligations under this Agreement:

                  (i) MIUs installed on each Accessible Meter within the Fixed Network Area;

                  (ii) MCCs to be installed on structures, poles and/or towers;

                  (iii)    The NOC to collect Fixed Network Data;

                  (iv)     The disaster recovery NOC, which is described in
                           Section 2.2(g), shall be located in a separate facility from the NOC as specified in Section 2.2(g); and

                  (v)      The software to manage the Fixed Network Data.

         (c)      Installation of the AMR Services System and Components.
                  ------------------------------------------------------

                  (i)      AMR Services System. During the Deployment
                           -------------------
                           Period, Cellnet shall install, and/or contract with subcontractors for the installation of, the Fixed Network and the various components thereof. Cellnet shall, or cause its subcontractors to, deploy an adequate number of field supervisors at all times to ensure that installers have ready access to supervisors as and when needed to address issues and receive information in a timely manner. The Cellnet program manager and the Laclede AMR program manager will establish introduction meetings and regularly scheduled project review meetings. A pre-installation meeting will be held among Cellnet, the MIU Installer, and Laclede for the purpose of reviewing all matters of mutual concern to ensure that the installation plan will be met.

                  (ii)     MIUs. Cellnet and Laclede will develop and agree
                           ----
                           upon the various Routes and schedules for
                           installation of the MIUs on existing Laclede Gas Meters at residences and businesses within the Fixed Network Area. Installers shall work during normal working hours of 8:00 a.m. to 5:30 p.m. Monday through Saturday, which hours shall be adjusted to accommodate extended daylight hours. Additionally, it shall be acceptable for installers to install MIUs outside these hours pursuant to previously made appointments with customers. Cellnet shall not be required to install a MIU on a meter unless the meter can be retrofitted to accept the MIU. The Parties agree that all of the meters listed on Exhibit 5-A can
                                                            -----------
                           be retrofitted to accept a MIU; provided that access to the meter is not obstructed or the physical condition of the meter is such that it does not prevent such retrofitting without requiring major repair. The

                           Parties shall cooperate in good faith to
                           determine whether the meters listed on Exhibit
                                                                  -------
                           5-B can be retrofitted to accept a MIU. Cellnet
                           ---
                           will manage all installation functions necessary to establish and maintain a fully functional Fixed Network, which shall include, without limitation, installing the MIUs and successful transmission of automated meter readings or alarms to the NOC indicating that the MIU has been successfully installed on a Laclede Gas Meter. Cellnet shall transfer such data regularly to Laclede. During the Deployment Period, Laclede shall provide to Cellnet Laclede's projected monthly meter reading schedule at least ninety
                           (90) days in advance of each respective Billing Window. The following steps and procedures will be followed for installation of the MIUs:

                           (A)      Cellnet Appointments. Prior to
                                    --------------------
                                    installation of MIUs on a Route, Laclede will promptly notify the customers on the Route (by flyers, radio or TV announcements or other reasonable means) of the planned installation of MIUs on meters servicing their residence or business. Cellnet or the MIU Installer shall contact the occupants of each affected property to make the necessary appointments and arrangements to install the MIUs. For meters that require entry into the property, the MIU Installer shall attempt to contact the occupant of the property by telephone, letter or door hanger and in person, on six (6) separate occasions (at least two (2) of which occasions must be personal visits to the property) and shall offer the occupant a choice of reasonable appointment times (i.e., specific appointment times or small time windows). The MIU Installer shall time its various attempts to contact an occupant via telephone, letter and in person so as to have the greatest probability of successfully contacting the occupant and installing the MIU. For purposes of clarity, an unanswered telephone call constitutes an attempt.

                           (B)      Laclede Appointments. If the MIU
                                    --------------------
                                    Installer is unable to gain the
                                    necessary access to a meter after the
                                    six (6) occasions specified in Section
                                    2.1(c)(ii)(A), Cellnet will so advise
                                    Laclede in writing as soon as reasonably practicable. After receiving such written advisement, Laclede will attempt to contact the occupant and/or owner of the property and work with Cellnet to arrange an appointment for Cellnet to install a MIU. If the occupant and/or owner miss a scheduled appointment or the meter is not an Accessible Meter for any other reason, Laclede will attempt to once again make contact with the occupant and/or owner and work with Cellnet to reschedule the appointment. If the MIU Installer is not able to install a MIU on the second or subsequent appointment made by Laclede, then Laclede shall reimburse Cellnet for its actual direct expenses without mark-up for the visit, not to exceed Twenty-Five Dollars ($25.00).

                  (iii)    Additional MIUs.
                           ---------------

                           (A) Cellnet shall from time to time during the Term, at no additional cost to Laclede (including, but not limited to, shipping fees and the manufacturers' cost to handle and install a MIU on a meter, which costs will be paid by Cellnet; provided, however, that all such shipping costs and manufacturers' costs shall be actual direct costs without mark-up by Laclede), make MIUs available to the manufacturers supplying meters to Laclede at a time and in a volume and manner that will allow the manufacturers to install the MIUs on the meters during assembly at the manufacturers' facilities. Laclede shall provide Cellnet at least 120 days' prior written notice with regard to what number of, to what manufacturers and when MIUs are to be provided. Cellnet shall throughout the Term provide to the respective manufacturers MIUs for the types of meters listed on Exhibit 5-C.
                                                         -----------
                           Additionally, Laclede and Cellnet will cooperate with regard to the coordination of meter model changes in an effort to ensure availability of MIUs for various meter models.

                           (B) During the Deployment Period, Cellnet shall, at no additional charge to Laclede, make MIUs available to Laclede's meter manufacturers in the manner described above in this Section for installation on new meters that Laclede will use to replace certain of the meters within its system that cannot be retrofitted with a MIU.

                           (C) In addition to the foregoing MIUs, Cellnet shall from time to time, upon the request of Laclede, make available to Laclede MIUs for installation by Laclede on meters that Laclede has removed from customers' premises and is reconditioning in preparation for re-installation at customers' premises. The MIUs described in Subsection (B) above and this Subsection (C) are included in the approximately 650,000 MIUs to be provided by Cellnet during the Deployment Period.

                           (D) Notwithstanding the foregoing, Cellnet is not required to provide a MIU to a manufacturer or to Laclede directly unless Cellnet has an integrated MIU available for the meter on which the MIU is to be installed. At no additional cost to Laclede, Cellnet and Laclede shall work together in good faith to develop a MIU for the National meters of the types listed on Exhibit 5-B in Laclede's meter population that Cellnet cannot currently retrofit with a MIU.

                           (E) Cellnet shall provide additional MIUs and reading services to replace units retired and to serve additional customers subject to the terms and provisions of Exhibit 6, which is attached
                                             ---------
                           hereto and incorporated herein by reference.

                  (iv)     Existing Remote Device Removal. Many of Laclede's
                           ------------------------------
                           existing meters currently have a remote-type device installed. Prior to any such device removal, Laclede shall provide any necessary training to Cellnet regarding device removal, including, without limitation, training regarding handling of wires and cables. After device removal, any attached wires and/or cables shall not be removed, but trimmed back to be unobtrusive. Any existing component on the exterior of the premise shall be left in place. One particular device, the American Meter TRACE unit, is both salvageable and redeployable. The MIU Installer will take reasonable care to return each TRACE device to Laclede in the same state it was in immediately prior to its removal. At Laclede's expense, Laclede will provide the proper containers and their transportation to and from the MIU Installer for packaging the returned devices. Any hazardous material component of the meter or module removed from the field by Cellnet or the MIU Installer during the installation of MIUs shall be deposited in a container provided by Laclede located at such MIU Installer's dock for proper disposal by Laclede.

                  (v)      MCCs. Cellnet shall install any additional MCCs
                           ----
                           in the Fixed Network Area and any communications links necessary to obtain automated meter readings from Activated Meters.

         (d)      Subcontracting, Training and Safety.
                  -----------------------------------

                  (i)      Subcontractor's Hiring Processes. Cellnet intends
                           --------------------------------
                           to contract with MIU Installers to install the MIUs. Only qualified personnel, who have received proper training as described below, shall perform the MIU installations/replacements. Cellnet shall develop a Quality Assurance Plan that is reasonably acceptable to Laclede and shall perform, or require subcontractors to perform, all MIU installation activities in accordance with such plan. The Quality Assurance Plan shall be provided by Cellnet to Laclede within thirty
                           (30) calendar days after the Effective Date and shall include an audit feature that will track the performance of individual installers. Laclede shall have the right to approve the MIU Installer, which approval shall not be unreasonably withheld or delayed. Additionally, subject to applicable law, Laclede shall have the right to disqualify individuals employed or used by an MIU Installer based on observations by Laclede and/or reported customer complaints, interaction with customers or the public in general and/or security or safety violations. If Laclede wishes to disqualify an individual employed or used by such MIU Installer, it shall notify Cellnet and provide reasonable details regarding the grounds for such request. Cellnet shall investigate the request and notify Laclede of its determination promptly, but in all events within five (5) Business Days, during which such individual shall not work on the project.

                  (ii)     Training. Prior to installation of any MIUs,
                           --------
                           Cellnet shall submit to Laclede for approval a training and certification program for all individuals, including Laclede employees, installing, repairing, maintaining or otherwise working with the MIUs. The training program shall consist of both classroom and field training on the procedures and documentation for the MIU installation. During the Term, Cellnet shall train, or cause the MIU Installer to be trained in all of the technical and procedural aspects of the installation of the MIUs, including the professional and courteous manner in which they shall conduct themselves with regard to Laclede's customers. Only individuals (including Laclede employees) who successfully complete the training program shall install, replace, repair, maintain or otherwise work with the MIUs. An audit program shall be implemented by Cellnet to evaluate fieldwork performed. At a minimum, the training program must address:

                           (A) Meter safety and personal protective equipment issued to field personnel;
                           (B)      Proper procedures for dealing with
                                    Laclede's customers in the field;
                           (C)      Meter configurations present in the
                                    service territory;
                           (D)      Meter reading;
                           (E)      Use of handheld work order routing devices;
                           (F)      Data to be recorded from each installation;
                           (G)      How to handle dog encounters and attacks;
                           (H)      Emergency procedures (gas leaks,
                                    medical, etc.); and
                           (I) Recognizing and reporting obvious "theft of service" cases.

                  (iii)    Safety. Cellnet shall submit a Project Health &
                           ------
                           Safety Plan to Laclede for review and comment to help ensure compliance with all federal and state Occupational Safety and Health Administration
                           (OSHA) requirements. Cellnet shall conduct and/or arrange for the safety training of all MIU Installer's personnel and other subcontractors (if any) utilized by Cellnet under this Agreement. The safety-training courses conducted by Cellnet or any of its subcontractors' safety professionals shall also be made available to Laclede personnel at Cellnet's or Laclede's premises in the Fixed Network Area. All required safety equipment and personal protective equipment (PPE) shall be provided by Cellnet or its subcontractors and maintained in proper working order by the party providing the same. Cellnet shall ensure that all of its employees and subcontractors installing, repairing, maintaining or otherwise working with the Fixed Network, including the MIUs, receive the six (6) hour National Safety Council's Defensive Driving Course (DDC6) or equivalent. Cellnet shall ensure that each of its employees and subcontractors is subject to drug and alcohol testing pursuant to Department of Transportation (DOT) Title 49 CFR
                           Part 40 - Procedures for Transportation Workplace Drug and Alcohol Testing Programs.

         (e)      Uniforms and Logos. All individuals actually installing
                  ------------------
                  MIUs on behalf of the MIU Installer shall wear official company uniforms of the MIU Installer and display identification badges that identify the individual as an employee of the

                           MIU Installer. Additionally, the vehicles used by such individuals shall display the MIU Installer's name and logo. If Laclede elects to have its name or logo displayed on the MIUs Installer's uniforms, identification badges and/or vehicles, and Cellnet consents to such proposal, such consent not to be unreasonably withheld or delayed, Laclede and Cellnet shall, at Laclede's sole cost and expense, work together to coordinate the same. In all events, the MIU Installer's uniforms, identification badges and vehicles shall not display Laclede's name or logo without Laclede's written consent.

         (f)      Programming Software. Within thirty (30) days after the
                  --------------------
                  Effective Date, Cellnet shall provide to Laclede, at no additional charge, Programming Software for reading and programming MIUs and train Laclede personnel on the proper use of this software. Cellnet shall install and configure the Programming Software for use by Laclede's operations personnel and use commercially reasonable effort to accommodate Laclede-specific configurations.

         (g)      Timeframe for Installation and Implementation.
                  ---------------------------------------------

                           (i) Meter Activation. Upon (1) the installation
                               ----------------
                           of MIUs on 90% of the Accessible Meters on a Route, (2) for which Cellnet is receiving designation and installation information via the Cellnet Standard Interface, and (3) Cellnet is utilizing the Fixed Network to gather and provide successful readings to Laclede, Cellnet will activate the Fixed Network with regard to this Route and commence electronically reading the meters on the Route. Cellnet will continue to attempt diligently to install MIUs on any Laclede Gas Meters on a Route which are not equipped with a MIU as of the date Cellnet activates the Route. Cellnet shall notify Laclede in advance of the date that the electronic reads will commence for a Route, and Laclede may, at its option, continue to read manually all meters that it then currently reads manually for one (1) full billing cycle after such date in order to verify the readings. For those meters that Laclede is not then currently obtaining manual reads (i.e., meters equipped with a TRACE device), Laclede shall use reasonable effort to obtain a manual reading of such meters for one (1) full billing cycle. If Laclede discovers any discrepancy between the manual reading and the reading rendered by the MIU, Laclede shall notify Cellnet, and Cellnet shall promptly repair, replace or reprogram the MIU if found to be defective upon investigation, and thereafter Cellnet shall manually read the meter or take whatever actions are necessary to verify that the MIU is functioning properly. Laclede's obligation to pay the monthly fee per meter described in
                           Section 2.3(a) shall commence on the date the electronic reads commence on a Route as described in the first sentence of this section.
                           Cellnet shall provide manual monthly billing reads pursuant to Laclede's projected monthly meter reading schedule on Accessible Meters on an activated Route that are not equipped with a properly functioning MIU commencing the fortieth
                           (40th) day following the date such Route is activated. Cellnet shall not be required to provide manual readings for any meters on which Laclede instructed Cellnet not to install a MIU.

                           (ii) Entire System. MIUs shall be installed and
                                -------------
                           operational on 99% of Accessible Meters within the Fixed Network Area within twenty-four (24) months after the Effective Date ("Deployment Deadline"). If Cellnet fails to perform its obligations under this Agreement relating to installation of the MIUs, and as a result the 99% threshold is not reached by the Deployment Deadline, then until such time as MIUs are installed and operational on 99% of Accessible Meters less Unavailable Meters within the Fixed Network Area (or this Agreement is terminated, if earlier), Cellnet shall provide monthly manual billing readings pursuant to Laclede's projected monthly meter reading schedule to Laclede on Accessible Meters that are not equipped with a MIU. Notwithstanding the foregoing, if, due solely to the failure of Cellnet to perform its obligations under this Agreement, MIUs are not installed and operational on 99% of Accessible Meters within the Fixed Network Area within six
                           (6) months after the Deployment Deadline, Cellnet shall be in default under this Agreement, and Laclede may avail itself of the remedies provided in this Agreement for default by Cellnet.

         (h)      Mandatory Provisions in Cellnet's Leases and/or Financing
                  ---------------------------------------------------------
                  Documents. Cellnet shall use its commercially reasonable
                  ---------
                  efforts to cause the senior lenders to Cellnet who are directly financing the build out of the Fixed Network, to include in the financing agreements therefor provisions providing that upon the occurrence, and during the continuation, of any default of Cellnet under such financing agreements, if the lenders under that financing agreement determine in their sole discretion that such action will not impair the Lender Group's ability to enforce the obligations of Cellnet under such financing agreements or realize upon the security collateral of the lenders under such financing agreements, such lenders shall engage in good faith negotiations with Laclede to permit Cellnet or a third party selected by the Lender Group to continue to perform Cellnet's obligations under this Agreement; provided, however, that the foregoing
                                  --------  -------
                  shall in no way prohibit such lenders from pursuing any of their rights or remedies under such financing agreements.

         (i)      St. Louis Office. During the Term, Cellnet shall maintain
                  ----------------
                  an office in the St. Louis metropolitan area staffed with a sufficient number of employees or contract employees to fulfill its obligations under this Agreement and a manager who is responsible for servicing Laclede under this Agreement.

2.2      Services to be Provided by Cellnet.
         ----------------------------------

         (a)      Daily Meter Reads. Cellnet shall provide to Laclede daily
                  -----------------
                  automated meter reads in hundreds of cubic feet on Activated Meters.

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.



         (b)      Reliability of Daily Consumption Readings. Cellnet shall
                  -----------------------------------------
                  provide daily automated meter reads in hundreds of cubic feet for at least [**]% of the Activated Meters on an averaged basis over the total number of calendar days of each month and a minimum of [**]% of the Activated Meters for each and every calendar day during any Contract Year during the Term of this Agreement. This reliability rate implies that the required percentage of the meters are read electronically through the Fixed Network.

         (c)      Reliability of Scheduled Consumption Readings for Monthly
                  ---------------------------------------------------------
                  Billing. Cellnet shall provide to Laclede monthly meter
                  -------
                  reads in hundreds of cubic feet on each Activated Meter. These monthly meter readings shall be made available during each Fixed Network Meter's respective monthly Billing Window as established according to Laclede's projected monthly meter reading schedule (as such schedule may be adjusted by Laclede from time to time) at a reliability rate of [**]% of the Activated Meters for each month and a minimum of [**]% of the Activated Meters for each respective billing day within the month. If Cellnet is not able to achieve [**]% of such monthly reads electronically, Cellnet shall achieve the required percentage by providing Laclede manual reads of Activated Meters within the Fixed Network Area; provided that Cellnet shall provide to Laclede each month an electronic list of the meters for which Cellnet was not able to obtain an electronic read through the Fixed Network. Cellnet shall promptly research and, if practicable, correct any MIU that the Fixed Network is not able to read electronically. In the event Laclede changes or adjusts its billing cycle schedule during the Term, Cellnet shall make all changes necessary to accommodate such changes or adjustments within thirty (30) days after receiving written notice of such change or adjustment from Laclede; provided that if such changes or adjustments to a billing cycle occur during the Deployment Period, Laclede shall provide Cellnet 120 days prior written notice of such change or adjustment.

         (d)      Reliability Penalty.
                  -------------------

                  (i) If Cellnet is not able to achieve the respective required average monthly reliability percentages for daily reads set forth in Section 2.2(b) above for any month during the Term, then Cellnet shall owe to Laclede a penalty (the "Daily Reliability Penalty") equal to [***************] Dollars ($[******]) for each [********] percent
                           ([***]%) or portion thereof that Cellnet is below the applicable threshold. Furthermore, if Cellnet is not able to achieve the required daily minimum percentages set forth in Section 2.2(b) above on any day during the Term, then Cellnet shall owe to Laclede a penalty ("Minimum Daily Reliability Penalty") equal to [************] Dollars ($[*****]) for each [********] percent ([***]%) or portion thereof that Cellnet is below the applicable minimum. For purposes of calculating the Daily Reliability Penalty and the Minimum Daily Reliability Penalty, only Activated Meters on Routes that have been activated as described in Section 2.1(g)(i) above for ninety
                           (90) days or more shall be considered. Anything herein to the contrary notwithstanding, except for any rights that

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                           may exist pursuant to Article 11 hereof, Laclede's sole remedy for Cellnet's failure to meet or exceed the foregoing performance metrics is set forth in this Section 2.2(d)(i).

                  (ii) The daily reliability performance percentages shall be equal to the sum of each day's number of successful automated daily meter readings which Cellnet makes available to Laclede during the calendar month, divided by the sum of each day's number of daily Activated Meters. This reliability rate implies that the required percentage of the meters are read electronically through the Fixed Network.

                  (iii) Commencing the first calendar month ninety (90) days after the Deployment Deadline, if Cellnet fails to provide to Laclede monthly meter reads in accordance with the reliability percentages described in Section 2.2(c) above, during any month, then Cellnet shall owe to Laclede a penalty (the "Monthly Reliability Penalty") equal to [****************] Dollars ($[******]) for each
                           [********] percent ([***]%), or portion
                           thereof, by which Cellnet is below such
                           [**]% threshold. For example, if Cellnet is able to provide reads for only [**]% of the Activated Meters during a month, then the Monthly Reliability Penalty shall equal [***************] Dollars ($[******]). Additionally, Cellnet shall owe to Laclede a penalty ("Minimum Monthly Reliability Penalty") of [************] Dollars ($[*****]) for each [********] percent
                           ([***]%) or portion thereof by which Cellnet is below the [**]% minimum on any billing day. Anything herein to the contrary notwithstanding except for any rights that may exist pursuant to Article 11 hereof, Laclede's sole remedy for Cellnet's failure to meet or exceed the foregoing performance metrics is set forth in this Section 2.2(d)(iii).

                  (iv) The monthly reliability performance shall be equal to the sum of each day's number of successful monthly meter readings which Cellnet makes available to Laclede during the calendar month, divided by the sum of each day's number of monthly Activated Meters.

                  (v) The Daily Reliability Penalty, Minimum Daily Reliability Penalty, Monthly Reliability Penalty and Minimum Monthly Reliability Penalty shall be referred to herein collectively as the "Reliability Penalty." Laclede shall have the right to deduct the Reliability Penalty amount from the Fee for each such month during which the daily and/or monthly reliability failures occur, or any subsequent month.

         (e)      Historical On-Request Meter Reads / Off-Cycle Meter
                  ---------------------------------------------------
                  Readings. Cellnet shall provide access to a Cellnet
                  --------
                  website via the Internet in order to obtain the thirty-five (35) most recent days of usage history information for each Activated Meter. Additionally, Cellnet shall provide Laclede with the ability to access the most recent thirteen (13) months of consumption readings for customer billing history information for each such meter over the Internet.

         (f)      Special Conditions Applicable to Certain Laclede Gas
                  ----------------------------------------------------
                  Meters. The parties acknowledge that there are
                  ------
                  approximately 10,000 Laclede Gas Meters within the portion of the Fixed Network Area shown on Exhibit 7 ("MoNat Manual Area Meters") for which Cellnet will not initially be able to obtain reads utilizing the Fixed Network as a result of the absence of the necessary MCCs and other infrastructure. Notwithstanding the foregoing, Cellnet shall install MIUs on the MoNat Manual Area Meters if instructed to do so by Laclede and perform Manual Reads of these meters monthly within their respective Billing Windows. Such readings shall be transmitted to Laclede via the Cellnet Standard Interface. The MIUs installed on the MoNat Manual Area Meters shall be subject to the Monthly Reliability Penalty and Minimum Monthly Reliability Penalty described in Section 2.2(d) of this Agreement, but not the Daily Reliability Penalty and Minimum Daily Reliability Penalty described in Section 2.2(d). Except to the extent specifically provided herein, all of the MIUs installed on MoNat Manual Area Meters shall be subject to all of the other terms and conditions of this Agreement. Cellnet shall endeavor in good faith to install the necessary MCCs and other infrastructure necessary to enable Cellnet to read these MoNat Manual Area Meters through the Fixed Network as soon as is financially practicable.

         (g)      Disaster Recovery. Cellnet shall maintain a current
                  -----------------
                  disaster recovery plan for the primary NOC that at a minimum provides for recovery of all systems necessary to deliver the AMR Services within two (2) days of the declaration by Cellnet of a disaster at the primary NOC. Such plan shall include the activities that establish the AMR Services at a separate disaster recovery NOC facility, including, but not limited to, declaration of a disaster at the primary NOC, mobilization of staff for operation at the disaster recovery NOC, primary vendor notification and acquisition of the necessary computer hardware, retrieval of the tape back up Meter Database from off site, installing and configuring the hardware and NOC Software, recovery of Laclede Data from tape backup, reestablishing telecommunications links for Laclede retrieval of data and system testing. Cellnet shall make this plan available to Laclede within ten (10) days after the Effective Date, and from time to time thereafter upon Laclede's request, together with evidence that Cellnet tests such plan periodically in accordance with industry standards and the results of the most recent such test. Additionally, Cellnet and Laclede shall work together to develop, and revise as necessary, procedures that will apply in the event that a disaster occurs at the primary NOC. A disaster shall be declared at the NOC when an event occurs that results in Cellnet not being able to deliver Fixed Network Data for a period of time exceeding forty-eight (48) hours. Subject to the time requirements set forth in the first sentence of this Section 2.2(g), upon the occurrence of a disaster, Cellnet shall place a priority status on restoration of the AMR Services that is at least equal to, if not higher than, any other Cellnet customer within the Fixed Network Area

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

2.3      Obligations of Laclede.
         ----------------------

         (a)      Fees. Except as otherwise specifically provided herein, as
                  ----
                  sole consideration for the performance by Cellnet of its obligations under this Agreement, including, without limitation, the performance of the AMR Services, Laclede shall pay to Cellnet [**********************************]
                  ("Per Read Fee") per month during the Term for each Activated Meter on Routes that have been activated pursuant to Section 2.1(g), for each meter that Laclede installs that is already equipped with a MIU, provided Laclede successfully receives a monthly automated Actual Read from Cellnet during the respective Billing Window for each such meter, and for each meter that Laclede receives a manual read from Cellnet (the "Fee"). The Per Read Fee shall consist of the components set forth on Exhibit 8. The number of days in a Billing
                               ---------
                  Window may not be decreased during the Term without the
                  prior written agreement of Cellnet. Except as set forth on
                  Exhibit 8, Laclede shall have no obligation to pay any
                  ---------
                  charge for any Laclede Gas Meter for which Laclede does
                  not receive an automated Actual Read or Cellnet manual
                  read during the respective Billing Window. The Monthly MIU Asset Fee as set forth on Exhibit 8 ("Asset Fee") shall
                                            ---------
                  also commence for non-Activated Meters where MIU installation is handled pursuant to Section 2.1(c)(iii) on the earlier of the 120th day after delivery of the assembled meter or MIU to Laclede or the 120th day after passage of title of the assembled meter or MIU to Laclede or its bank or other lender. Laclede may deduct from the Fee prior to payment that amount of any penalty being assessed against Cellnet pursuant to Section 2.2(d) above. The Fee shall be payable via check or electronic transfer at such place designated by Cellnet.

                  (i) Within five (5) Business Days after the end of each calendar month, Cellnet shall submit to Laclede (directed to the Laclede AMR program manager or such other individual or department specified by Laclede in writing) an invoice specifying the Fee due from Laclede for such calendar month. The invoice shall include (A) the number of automated Actual Reads received via the Fixed Network during such calendar month, (B) the number of Cellnet Manual Reads (categorized by reading method) during such calendar month, (C) the amount due and owing for the meter data provided from the Fixed Network during that month, (D) any reduction for the Reliability Penalty calculated pursuant to Section 2.2(d), and (E) the Asset Fees for such calendar month. The invoice shall include any such other documentation as Laclede may reasonably request.

                  (ii) Within thirty (30) calendar days after receipt of an invoice submitted by Cellnet in accordance with this Agreement, Laclede shall pay Cellnet the amount invoiced. If Laclede disputes any invoiced amount, Laclede shall so notify Cellnet in writing within fifteen (15) calendar days after receipt of the invoice and give full reasons for the dispute. The Parties shall act in good faith to settle such dispute within five (5) Business Days after Laclede provides such notice of dispute to Cellnet. If the Parties are not able to resolve such dispute prior to the due date of the invoice, then

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                           Laclede shall be entitled to withhold one-half (1/2) of the disputed sum and shall pay the other one-half (1/2) to Cellnet at the time the undisputed portion of the invoice is due.

                  (iii) If Laclede disputes any invoiced amount, the provisions of Article 19 shall apply. Following resolution of the dispute: (A) any amount withheld by Laclede and agreed or determined to be payable shall be paid by Laclede within ten
                           (10) Business Days after such agreement or determination; and (B) any amount paid by Laclede and agreed or determined not to be payable shall be deducted by Laclede from the amount of the monthly invoice next due after such agreement or determination.

                  (iv) Should Laclede fail to make payment on or before the due date of any sum due and owing (other than any sum which is the subject of a bona fide dispute and any Reliability Penalty), interest on the amount unpaid shall accrue from the date such amount was due until the date of payment at a rate per annum during such period equal to the prime rate set forth in the Wall Street Journal most recently published on the date such payment was due plus one percent (1%). Interest shall also accrue at such rate on the amount withheld pursuant to Section 2.3(a)(ii) (or paid by Laclede pending resolution of the dispute) until the time of payment if it is ultimately determined that such amount was due and payable to Cellnet (or, in the case of payment of an amount pursuant to Section 2.3(a)(ii) which was not ultimately payable to Cellnet, refund of such amount to Laclede).

         (b)      Minimum Per Read Fee. The pricing in this Agreement is
                  --------------------
                  predicated upon a minimum installed base of [*******] MIUs. In the event that [*******] MIUs are not installed within twenty-four (24) months after the Effective Date, despite Cellnet's good faith efforts and compliance in all material respects with its obligations under this Agreement, then, from and after such twenty-four (24) month period, Cellnet shall have the right to invoice Laclede, and Laclede shall pay, monthly, in addition to the Fee, an amount equal to the Per Read Fee multiplied by the difference between [*******] and the actual number of MIUs that are installed on Laclede Gas Meters as of the last day of the then current billing period. As soon as more than [*******] MIUs have been installed on Laclede Gas Meters, Laclede shall no longer owe such additional amount to Cellnet.

         (c)      Access to Premises. Laclede hereby grants to Cellnet, its
                  ------------------
                  employees, agents and subcontractors the right of reasonable access to any Laclede Gas Meter, Fixed Network Meter and any other relevant assets and premises owned by it or in its control where such access is necessary in order for Cellnet to perform the AMR Services. Laclede shall, at its own expense, take all reasonable steps to obtain, in favor of Cellnet, its employees, agents and subcontractors all rights of reasonable access to all premises that are reasonably required to enable them to perform the AMR Services and other obligations under this Agreement. Cellnet shall not be in default under this Agreement if it is prevented from performing due to its inability to access a meter or premises; provided Cellnet or the MIU Installer has attempted to gain access to the meter on six (6) separate occasions as more specifically described in Section 2.1(c)(ii)(A) hereof. Nothing herein shall prohibit Laclede from establishing reasonable restrictions on such access and rendering of services.

         (d)      Use of Laclede Facilities. Laclede will allow Cellnet the
                  -------------------------
                  use of Laclede buildings, towers, land, transmission and distribution system locations for the positioning of the MCCs. Cellnet and Laclede shall jointly identify the relevant sites. Notwithstanding the foregoing, Laclede has the right to refuse the use of individual sites or to impose reasonable restrictions on Cellnet entry to such sites. Cellnet shall not compensate Laclede for the use of its property as described above; provided, that Cellnet shall reimburse Laclede for out-of-pocket expenses incurred by Laclede due to Cellnet's use of such properties.

         (e)      Multiple Index Large Industrial and Commercial Meters. If
                  -----------------------------------------------------
                  the multiple index meters used by Laclede require the development of a special interface in order to be read automatically, Cellnet and Laclede shall cooperate with each other with regard to Cellnet's development of a proposed price for the automated reading of these meters where appropriate.

         (f)      Installation of Additional MIUs. At Laclede's request,
                  -------------------------------
                  Cellnet shall install additional MIUs after the completion of the Deployment Period at a fee to be agreed upon by the Parties.

         (g)      Laclede Gas Data File. Laclede will prior to completion of
                  ---------------------
                  the Initial Fixed Network Deployment Phase provide to Cellnet a data file that details all Laclede Gas Data, including addresses, the reading schedule and all other pertinent Laclede customer information for all Laclede Gas Meters within the Fixed Network Area. Laclede will update this file and furnish it to Cellnet as additional Laclede Gas Meters are added within the Fixed Network Area. Cellnet shall not be in default under this Agreement if it is prevented from performing its obligations hereunder to the extent caused by an error contained in any data file, including files containing Laclede Gas Data, provided to Cellnet by Laclede.

         (h)      New Laclede Gas Meters. From time to time during the Term,
                  ----------------------
                  Laclede may replace Activated Meters with new Laclede Gas Meters or install new Laclede
                  Gas Meters, each of which already has an installed MIU, in the Fixed Network Area. In the event that Laclede replaces any Activated Meter or installs a new Laclede Gas Meter, it must promptly (i) provide Cellnet with the designation and installation information of the removed Activated Meter and/or the designation and installation information of the new Laclede Gas Meter, electronically via the Cellnet Standard Interface; and (ii) update the data file that details all Laclede Gas Data, as more specifically described in Section 2.3(g). A newly installed Laclede Gas Meter shall not be deemed to be an Activated Meter until Cellnet receives (a) a successful meter reading; (b) the designation and installation information; and (c) the Laclede Gas Data. Laclede shall bear all costs related to the removal of any Activated Meters and the installation of all such newly installed Laclede Gas Meters. Under no circumstance shall Cellnet be responsible or have any liability related to (x) Laclede's failure to properly remove any Activated Meter, (y) Laclede's failure to properly install a new Laclede Gas Meter, or (z) Laclede's failure to provide Cellnet with accurate Laclede Gas Data or information related to the new Laclede Gas Meter.

2.4      Systems Integration. Cellnet and Laclede shall each be responsible
         -------------------
         for ensuring that its own respective systems perform in the manner that such Party has agreed its systems will perform in the specifications for the AMR Services and the implementation of the Standard Interface Specifications.

2.5      Interface Changes or New Interface Implementation. The Parties are
         -------------------------------------------------
         not obligated to change or implement new interfaces once the Initial Fixed Network Deployment Phase is complete. If either Party decides to change, revise or create a new interface that is not in accordance with the Standard Interface Specifications, the Party shall submit a Change Order pursuant to Article 7. The Party requesting such change shall reimburse the other Party for the reasonable costs and expenses incurred by such non-requesting Party in connection with such change.

2.6      Exclusivity. Laclede acknowledges and agrees that Cellnet shall
         -----------
         have the exclusive right to retrieve data from the MIUs installed on Laclede Gas Meters pursuant to this Agreement, and Laclede shall not, and shall not engage another person or entity to, read, attempt to read or intercept signals or communications from the MIUs. Further, during the Term, Cellnet shall be the exclusive provider to Laclede of the AMR Services and any tasks or services substantially similar to the AMR Services within the Fixed Network Area.

2.7      Initial Term. The initial term of this Agreement shall begin on the
         ------------
         date first set forth above (the "Effective Date") and continue for fifteen (15) years ("Initial Term").

2.8      Term Extensions and Renewals. At the end of the Initial Term,
         ----------------------------
         Laclede and Cellnet may renew this Agreement upon mutually agreeable terms and conditions. The Parties agree to begin negotiations two (2) years prior to the end of the Initial Term.


                                  ARTICLE 3
                       MAINTENANCE, GROWTH AND REPAIR
                            OF THE FIXED NETWORK

3.1      Maintenance of MIUs.
         -------------------

         (a) Subject to this Section 3.1 and Section 3.4 hereof, Cellnet shall be responsible for all costs of repairing or replacing non-working or failed MIUs. Cellnet shall provide all support and maintenance required on the MIUs. Cellnet shall provide service visits free of charge to meters where the NOC fails to receive data from a Fixed Network Meter unless such failure clearly indicates a problem other than with the MIU or the Fixed Network. Notwithstanding the foregoing, if the Parties determine that a MIU is damaged by anyone other than Cellnet or the MIU Installer or is vandalized such that it cannot reasonably be made to function properly, the MIU will be considered to be a retired MIU and so treated pursuant to the mechanism set forth in Section 2.1(c)(iii)(E).

         (b) Cellnet shall provide service visits free of charge to any Activated Meter upon the reasonable request of Laclede when Laclede deems a MIU to be stopped, programmed incorrectly by Cellnet or its subcontractor or reset and has provided documented history of such readings. If, upon such service visit, Cellnet discovers and documents that the MIU was programmed correctly and is operating properly, or if a MIU malfunction or incorrect programming by Laclede or its third party vendor or subcontractor was caused by (i) the Laclede Gas Meter, (ii) any Laclede personnel, or (iii) vandalism, and such findings are confirmed by Laclede, Cellnet shall deliver an invoice to Laclede, and Laclede shall reimburse Cellnet's reasonable expenses for such service visit not to exceed Fifty Dollars ($50), payable within thirty (30) calendar days of receipt of the invoice from Cellnet.

         (c) If Laclede investigates a stopped meter report and determines that there has been a MIU failure, has replaced the MIU or battery, and delivered the MIU or battery to Cellnet, and the failure is confirmed by Cellnet, Laclede shall deliver an invoice to Cellnet, and Cellnet shall reimburse Laclede for its reasonable expenses for such a service visit not to exceed Fifty Dollars ($50), payable within thirty (30) calendar days of receipt of the invoice from Laclede.

         (d) Notwithstanding the foregoing, if Cellnet cannot gain access to a MIU to verify whether it is functioning properly after making at least three (3) reasonable attempts to access the MIU, Cellnet's obligations under this Section 3.1 with respect to such MIU shall be suspended until such time as Cellnet gains access on its own or with the assistance of Laclede. During the period that Cellnet is not able to gain access to such MIU, the meter shall be deemed to be an Unavailable Meter, and Cellnet shall provide Laclede (directed to the attention of the Laclede AMR program manager at the address provided hereafter in this Agreement) prompt written notice of any MIU that appears to be malfunctioning to which Cellnet cannot gain access. Upon receipt of such notice, Laclede shall make reasonable efforts to assist Cellnet to gain access to the MIU in question.

3.2      Meter Change Outs. Change outs of Laclede Gas Meters will occur
         -----------------
         during the Term in accordance with Laclede's standard procedures for meter change outs; provided that Laclede shall de-initialize the MIU on each meter that is removed and initialize the new MIU that is part of the meter that is being installed. Upon completion of the change out, Laclede shall provide to Cellnet the information required by the Standard Interface Specifications. Upon receipt of the meter change out files via the Cellnet Standard Interface, Cellnet shall update the NOC to allow for proper acceptance of transmissions from the new MIU.

3.3      Battery Replacement. The MIU batteries will be replaced by Cellnet
         -------------------
         so that there is no interruption in the AMR Services due to battery failure. Cellnet shall be responsible for the cost of the battery and installing the battery. Any system-wide replacement of batteries shall be coordinated in advance with Laclede.

3.4      Vandalism. Cellnet will, within five (5) Business Days after the
         ---------
         discovery of vandalism to a MIU, repair or replace the MIU, provided the meter is an Accessible Meter, and Laclede will be responsible for Cellnet's service visit in accordance with Section 3.1(b). Vandalism to a MIU requiring repair or replacement of the MIU shall be considered to be a Force Majeure Event and shall relieve Cellnet of its responsibilities relating to obtaining reads under this Agreement with respect to such MIU; provided that Cellnet promptly repairs or replaces such MIU upon discovery of such vandalism. Notwithstanding the foregoing, if Cellnet discovers that only the meter or both the meter and the MIU have been damaged, Cellnet will promptly notify Laclede of such damage in writing. Within seven (7) Business Days after receiving such written notice, Laclede shall, at its own expense, replace the damaged meter with a meter equipped with a MIU or remove such meter and disconnect gas service, provided such meter is accessible to Laclede. All vandalized MIUs that are replaced with a new MIU shall be retired in accordance with Section 3.1(a) of this Agreement.

                                  ARTICLE 4
                 INTELLECTUAL PROPERTY, LICENSES AND USE OF
                            INTELLECTUAL PROPERTY

4.1      Intellectual Property. Notwithstanding any other provision in this
         ---------------------
         Agreement to the contrary, (i) all Intellectual Property rights in the Fixed Network, the NOC, the Programming Software, the MIUs, the MCCs and the method of providing the AMR Services (the "Cellnet Intellectual Property") shall at all times remain the property of Cellnet, and nothing in this Agreement shall serve to pass ownership in any part of the Cellnet Intellectual Property to Laclede or any third party, and (ii) any developments, improvements, modifications, enhancements and/or adaptations of any kind created or developed by Laclede or by Cellnet, or jointly by the Parties, to any element or part of the Cellnet Intellectual Property shall at all times remain the property of Cellnet, and nothing in this Agreement shall serve to pass ownership in any part of the Cellnet Intellectual Property to Laclede or any third party. To the extent Cellnet updates or modifies the Programming Software for its other customers, Cellnet shall offer the same updates and/or modifications to Laclede at the same or lesser charge as it offers the same to other customers. Notwithstanding the foregoing, Cellnet shall provide to Laclede without charge any updates or modifications to the Programming Software that are required in order for Cellnet to perform and Laclede to utilize the AMR Services as contemplated under this Agreement.

4.2      License to the Programming Software. Subject to the terms and
         -----------------------------------
         conditions of this Agreement, Cellnet shall grant Laclede pursuant to a license agreement in the form attached hereto as Exhibit 9 a
                                                               ---------
         non-transferable, non-exclusive, limited license to use the Programming Software solely to program the MIUs for use on Laclede Gas Meters. Should Laclede require the use of the Programming Software beyond the expiration or termination of this Agreement and provided that Cellnet continues to support such software, Laclede shall have the right to enter into an appropriate license with Cellnet for such software in exchange for payment of a commercially reasonable royalty by Laclede.

4.3      Rights in Fixed Network. Cellnet shall hold all rights to the Fixed
         -----------------------
         Network, and Laclede shall have no right or interest in any part of the Fixed Network, except as expressly provided under this Agreement.

4.4      Assignments by Laclede. All developments, improvements,
         ----------------------
         modifications, enhancements and/or adaptations to the Cellnet Intellectual Property created or developed by Cellnet, by Laclede, or jointly by the Parties shall be considered to be Cellnet Intellectual Property. If by operation of law any such Intellectual Property is not owned in its entirety by Cellnet automatically upon creation or development, then Laclede agrees to transfer and assign, and hereby transfers and assigns, to Cellnet the entire right, title and interest, if any, throughout the world in and to all such Intellectual Property, including any Intellectual Property rights in same, and shall cooperate with Cellnet in obtaining for Cellnet's benefit, and at Cellnet's sole expense, appropriate legal protection for such Intellectual Property, including, but not limited to, testifying in any legal proceedings, signing all lawful papers, making all rightful oaths and executing applications, assignments and other instruments, all at Cellnet's sole expense.

4.5      Assignments by Cellnet. All Intellectual Property that is owned by
         ----------------------
         Laclede, including, without limitation, Laclede Gas Data, the Fixed Network Data, and documentation and reports produced by Laclede in connection with the AMR Services (except to the extent such documentation and reports incorporate Cellnet Intellectual Property or Confidential Information), will belong exclusively to Laclede. If by operation of law any such Intellectual Property is not owned in its entirety by Laclede automatically upon creation or development, then Cellnet agrees to transfer and assign, and hereby transfers and assigns to Laclede the entire right, title and interest, if any, throughout the world in and to all such Intellectual Property, including copyrights in same, and shall cooperate with Laclede in obtaining for Laclede's benefit, and at Laclede's expense, appropriate legal protection of such Intellectual Property transferred and assigned, and to be transferred and assigned, hereunder to Laclede, including but not limited to testifying in any legal proceedings, signing all lawful papers, making all rightful oaths and executing all applications, assignments and other instruments, all at Laclede's sole expense.

                                  ARTICLE 5
                          OWNERSHIP OF INFORMATION

5.1      Ownership by Laclede. All Fixed Network Data, any documentation or
         --------------------
         reports of any kind produced by Cellnet utilizing Laclede's customer data or readings or any other information provided in any form by Laclede or Laclede's customers to, or obtained from Laclede Gas Meters by, Cellnet in connection with this Agreement are, and shall continue to be, owned solely by Laclede, and Laclede shall comply with all reasonable requests by Cellnet for access to all such data, documentation, reports and other information to the extent required for Cellnet to perform its obligations under this Agreement. Cellnet may use extracts or summaries of the Fixed Network Data only for its internal purposes and for the purpose of promoting the sale of its services to others as long as such extracts or summaries do not contain any information identifiable to Laclede or to any particular customer of Laclede.

                                  ARTICLE 6
                                  TRAINING

6.1      Training Plan. Within twenty (20) Business Days after the date of
         -------------
         this Agreement, Cellnet shall provide to Laclede a written plan describing the training that Cellnet shall provide to Laclede personnel (the "Training Plan"). Such plan shall be subject to Laclede's approval, which shall not be unreasonably withheld or delayed. Unless otherwise approved by Laclede, all training shall be conducted in St. Louis at facilities owned by Laclede. All training shall be conducted at times and places mutually agreeable to the Parties. Cellnet will provide sufficient training on MIU installation, such that Laclede can train the trainers. The Training Plan will also include instruction on accessing Fixed Network Data via the Internet. In the event that training is not conducted at a Laclede facility, or is conducted outside of the St. Louis area, Laclede shall bear the costs and expenses related to such training.

                                  ARTICLE 7
                                CHANGE ORDERS

7.1      Changes. The Parties may mutually agree to modify the scope of the
         -------
         AMR Services at any time during the Term (a "Change"). If, however, such modifications would require the Party not requesting the Change to provide services materially different from the AMR Services specified in this Agreement, or materially extend or shorten the time needed to complete the AMR Services (a "Material Change"), the Parties shall follow the Change Order Procedure set forth in Section 7.2 below.

7.2      Change Order Procedure.
         ----------------------

         (a) To request a Material Change, a Party (the "Requesting Party") shall submit to the other Party (the "Responding Party") a written request describing the change that such Party desires ("Change Order"). The Responding Party shall respond to the Change Order within fifteen (15) Business Days of receipt with a written statement (i) offering to perform the AMR Services in a manner consistent with the Change Order, (ii) offering to perform the Change Order but proposing modifications to it, or (iii) rejecting the Change Order. If the Responding Party responds in accordance with either (i) or (ii) in the preceding sentence, the Responding Party shall include detailed information as to the availability of the Responding Party's personnel and resources to perform the Change Order and the impact, if any, on timing of the completion of the affected AMR Services or the additional or reduced cost of the AMR Services. The Responding Party will use commercially reasonable efforts to minimize any adverse impact on the AMR Services created by the Change Order or any increase in cost or expense that is to be imposed on the Requesting Party. This process will continue until the Parties agree in writing upon the changes to be made, the impact on the timing of the completion of the affected AMR Services and any additional costs or expenses associated therewith. If the Requesting Party desires to implement the Change Order, it will notify the Responding Party so in writing and the Responding Party will promptly proceed with the implementation of the applicable changes, as mutually agreed upon by the Parties.

         (b) For any Change Order, Laclede shall pay Cellnet the additional charges, costs and expense agreed upon by the Parties pursuant to the terms of Section 2.3(a). If the Change Order results in a reduction in the anticipated charges, costs or expenses, Laclede shall receive a credit for such reduction against the fees otherwise owed by Laclede under this Agreement.

                                  ARTICLE 8
                                SUBCONTRACTS

8.1      Subcontracts. Cellnet anticipates entering into certain contracts
         ------------
         for equipment and services, including, without limitation, installation of MIUs and installation and maintenance of MCCs. Laclede shall have the right to approve the parties with whom Cellnet contracts for the installation of MIUs as set forth in
         Section 2.1(d)(i). Laclede has provided to Cellnet general guidelines for subcontractors to assist Cellnet to select subcontractors that will be acceptable to Laclede. No subcontracting or delegation of duties by Cellnet to third parties shall relieve Cellnet of any obligations of Cellnet under this Agreement.

                                  ARTICLE 9
                               CONFIDENTIALITY

9.1      Confidential Information. "Confidential Information" means any
         ------------------------
         information or data disclosed in writing or orally by a Party (the "Disclosing Party") to the other Party (the "Recipient") under or in contemplation of this Agreement, whether delivered or obtained before or after the date hereof, and which (a) if in tangible form or other media that can be converted to readable form, is clearly marked as proprietary, confidential, or private on disclosure; or
         (b) if oral or visual, is identified as proprietary, confidential or private on disclosure and is summarized in writing so marked and delivered within thirty (30) days following such disclosure; or (c) the Recipient, considering the method of disclosure or discovery and the subject matter being disclosed or discovered, should reasonably conclude is considered confidential by the Disclosing Party. "Disclosing Party" and "Recipient" include each Party's Affiliates that disclose or receive Confidential Information. The rights and obligations of the Parties shall therefore also inure to such Affiliates and may be directly enforced by or against such Affiliates. For purposes of clarification, Laclede Gas Data and Fixed Network Data shall be deemed Confidential Information of Laclede.

9.2      Use of Confidential Information. The Recipient acknowledges the
         -------------------------------
         economic value of the Disclosing Party's Confidential Information. The Recipient shall: (a) use the Confidential Information only as required to perform its obligations under this

         Agreement; (b) restrict disclosure of the Confidential Information to employees and advisors of the Recipient and its Affiliates who need to know the information in order for Recipient to perform its obligations under this Agreement; (c) not disclose it to any other person or entity without the prior written consent of the Disclosing Party; (d) advise those employees who access the Confidential Information of their obligations with respect thereto; and (e) copy the Confidential Information only as necessary for those employees who are entitled to receive it, and ensure that all confidentiality notices are reproduced in full on such copies.

9.3      Exclusions and Exceptions. The foregoing confidentiality
         -------------------------
         obligations shall not apply to any Confidential Information that the Recipient can demonstrate: (a) is or becomes available to the public through no breach of this Agreement; (b) was previously known by the Recipient without any obligation to hold it in confidence; (c) is received from a third party free to disclose such information without restriction; (d) is independently developed by the Recipient without the use of Confidential Information; (e) is approved for release by written authorization of the Disclosing Party, but only to the extent of such authorization; (f) is required by PSC data request, law, regulation, administrative order or subpoena to be disclosed, but only to the extent and for the purposes of such required disclosure, and only if the Recipient first attempts to notify the Disclosing Party of the request, law, regulation, order or subpoena; or (g) is disclosed in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof, but only to the extent of, and for the purposes of, such order, and only if the Recipient first attempts to notify the Disclosing Party of the order to permit the Disclosing Party to seek an appropriate protective order.

9.4      Unmarked Confidential Information. If the Disclosing Party
         ---------------------------------
         inadvertently fails to mark as proprietary, confidential or private information for which it desires confidential treatment, it shall so inform the Recipient. The Recipient thereupon shall return the unmarked information to the Disclosing Party and the Disclosing Party shall substitute properly marked information. Nothing in this paragraph shall relieve Recipient of its obligations to protect Confidential Information that contains no restrictive marking that the Recipient, considering the method of disclosure or discovery and the subject matter being disclosed or discovered, should reasonably conclude is considered confidential by the Disclosing Party.

9.5      Ownership of Confidential Information. Confidential Information,
         -------------------------------------
         including permitted copies, shall be deemed the property of the Disclosing Party. The Recipient shall, within thirty (30) days of a written request by the Disclosing Party, return all Confidential Information (or any designated portion thereof), including all written copies or electronic data containing the Confidential Information, to the Disclosing Party or, if so directed by the Disclosing Party, destroy all such Confidential Information. The Recipient shall also, within fifteen (15) days of a written request by the Disclosing Party, certify in writing that it has satisfied its obligations under this Agreement.

9.6      Specific Performance. The Parties agree that an impending or
         --------------------
         existing violation of this Article 9 would cause the Disclosing Party irreparable injury for which it would have no adequate remedy at law, and agree that the Disclosing Party shall be entitled to obtain immediate injunctive relief prohibiting such violation, in addition to any other rights and remedies available to it.

9.7      Survival and Severability. All obligations undertaken respecting
         -------------------------
         Confidential Information shall survive the expiration or earlier termination of this Agreement and shall continue for five (5) years from the date of the expiration or earlier termination of this Agreement.

                                 ARTICLE 10
                       REPRESENTATIONS AND WARRANTIES

10.1     Representations and Warranties of Cellnet. Cellnet hereby
         -----------------------------------------
         represents and warrants the following to Laclede:

         (a)      Duly Authorized. Cellnet is a corporation duly organized
                  ---------------
                  and existing and is in good standing under the laws of Delaware. Cellnet's execution, delivery and performance of this Agreement has been duly authorized by all appropriate action on the part of Cellnet, and this Agreement constitutes the valid and binding obligation of Cellnet and is enforceable against Cellnet in accordance with its terms.

         (b)      No Conflict. Neither the execution and delivery of this
                  -----------
                  Agreement, nor any assignments or licenses made hereunder, will conflict with or violate any other license, instrument, contract, agreement, or other commitment or arrangement to which Cellnet is bound.

         (c)      Consents. No approval, authorization, consent, permission,
                  --------
                  waiver, notice, filing or recording is necessary for Cellnet's execution of this Agreement.

         (d)      Professional Standards. The AMR Services shall be
                  ----------------------
                  performed in a professional manner in accordance with the prevailing standards of the industry.

         (e)      Ownership. Cellnet has or will obtain the ownership of, or
                  ---------
                  a leasehold, license or other interest in all elements of, the Fixed Network so as to perform its obligations hereunder.

         (f)      Non-Encumberance and Non-Infringement. To the best of
                  -------------------------------------
                  Cellnet's knowledge and belief, (i) neither the AMR Services, nor any deliverables provided by Cellnet to Laclede hereunder, have been or will be encumbered, except as provided in the financing arrangements entered into by Cellnet in connection with this Agreement and approved by Laclede, and any subsequent renewals, extensions, restructurings, modifications, or replacements of such financing arrangements, in whole or in part (either as a stand-alone financing in connection with this Agreement or as part of Cellnet's general financing facilities), which shall not require approval by Laclede but shall require notice to Laclede thereof, and (ii) neither the AMR Services, nor any deliverables provided by Cellnet to Laclede hereunder, nor any system, apparatus, equipment, components, method, process, information, data or design provided by Cellnet to Laclede hereunder or used by Cellnet in providing the AMR Services hereunder infringe any patents, copyrights, trade secrets, or other proprietary rights of any third party. Cellnet makes no representation or warranty with respect to infringement claims arising from any system, apparatus, equipment, component, method, process, information, data or design provided by Laclede hereunder.

         (g)      Compliance with Laws. Cellnet shall comply with all
                  --------------------
                  applicable federal, state and local laws, regulations, ordinances, and governmental restrictions in performing the AMR Services under this Agreement.

         (h)      Services and Supplies. Cellnet warrants that the supplies
                  ---------------------
                  and services furnished under this Agreement will be free from defects in material and workmanship and will conform, in all material respects, to all requirements of this Agreement.

         (i)      Required FCC and Regulatory Licenses. Cellnet shall obtain
                  ------------------------------------
                  and maintain during the Term, at Cellnet's expense, any licenses and/or permits needed from the FCC, state or local regulatory agencies, or any licenses from other entities required to operate the Fixed Network in Laclede's service area.

         (j)      Fixed Network Security. Cellnet shall keep in place
                  ----------------------
                  network security that will monitor and protect against unauthorized access to Laclede Gas Data while such data are on or within the Fixed Network. The Laclede Gas Data will be stored in a separate partitioned area of the Meter Database.

10.2     Representations and Warranties of Laclede. Laclede hereby
         -----------------------------------------
         represents and warrants to Cellnet:

         (a)      Duly Authorized. Laclede is a corporation duly
                  ---------------
                  incorporated and existing in good standing under the laws of Missouri. Laclede's execution, delivery and performance of this Agreement has been duly authorized by all appropriate corporate action on the part of Laclede, and this Agreement constitutes the valid and binding obligation of Laclede and is enforceable against Laclede in accordance with its terms.

         (b)      No Conflict. Neither the execution and delivery of this
                  -----------
                  Agreement nor any assignments or licenses made hereunder will conflict with or violate any other license, instrument, contract, agreement, or other commitment or arrangement to which Laclede is bound.

         (c)      Ownership. Laclede has and will continue to have: (i) good
                  ---------
                  and clear title or (ii) valid and enforceable rights or licenses to the Laclede Gas Meters and the Laclede gas systems. Laclede will not subject any MIUs installed on Laclede Gas Meters to any encumbrances, liens, mortgages, securities or other defects in title.

         (d)      Consents. Except as specifically provided otherwise
                  --------
                  herein, no approval, authorization, consent, permission, waiver, notice, filing or recording is necessary for Laclede's execution of this Agreement.

         (e)      Non-Infringement. To the best of Laclede's knowledge and
                  ----------------
                  belief, neither Laclede's gas system nor any information, data, data processes or designs supplied by Laclede that will be integrated with the AMR Services infringes any patents, copyrights, trade secrets or other proprietary rights of any third party to the extent that said infringement is based solely on said Laclede's gas system, information, data, processes or designs, and Laclede has no reason to believe that any such infringement or claims thereof could be made by third parties. Laclede makes no representation or warranty with respect to infringement claims arising from AMR Services, or any system, apparatus, equipment, component, method, process, information, data or design provided by Cellnet hereunder.

         (f)      Compliance with Laws. Laclede shall comply with all
                  --------------------
                  applicable federal, state and local laws, regulations, ordinances, and governmental restrictions in performing its obligations under this Agreement.

10.3     DISCLAIMER OF WARRANTY. EXCEPT FOR THE WARRANTIES SET FORTH IN THIS
         ----------------------
         AGREEMENT, NEITHER PARTY MAKES ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

                                 ARTICLE 11
                          TERMINATION AND REMEDIES

11.1     Termination.
         -----------

         (a)      Termination by Either Party for Breach. Either Party may
                  --------------------------------------
                  terminate this Agreement in the event of a material breach of this Agreement by the other Party, provided that the breaching Party has not cured such material breach within forty-five (45) Business Days after the date that the Party seeking termination provides written notice of such material breach to the breaching Party. Such notice shall set forth the full details of the breach and state that the failure to cure such breach may result in termination. Either Party may terminate this Agreement if there exists a series of non-material or persistent breaches by the other Party, that, in the aggregate, have a material and significant adverse impact on the non-breaching Party; provided that the non-breaching Party provides the breaching Party with prior written notice of its belief that such series of non-material breaches have had, are having, or are reasonably likely to have a material and significant adverse impact on the non-breaching Party and further provided that the non-breaching Party provides the breaching Party with forty-five (45) Business Days, during which such non-material breaches must be cured.

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


         (b)      Termination by Cellnet for Nonpayment. Cellnet may
                  -------------------------------------
                  terminate this Agreement in the event that Laclede, during two (2) consecutive months or three (3) or more times during any Contract Year, fails to pay any invoice for the Fees when due, provided that Laclede has not cured any such payment default within twenty (20) Business Days after the date that Cellnet provides written notice to Laclede of such payment default.

         (c)      Termination for MIU System Failure. It shall be deemed to
                  ----------------------------------
                  be a material breach of this Agreement by Cellnet, for purposes of Section 11.1(a), if more than [***] percent ([*]%) of either the first [*****] or [******] MIUs installed on Activated Meters fail to provide daily automated meter reads on an average basis over the total number of calendar days of the first full calendar month following the installation of such [*****] or [******] MIUs, respectively, and such failure is not cured during the following forty five (45) Business Days. In the event of such a material breach by Cellnet, Laclede may avail itself of the remedies contained in this Article 11.

         (d)      Termination for Insolvency. Either Party may terminate
                  --------------------------
                  this Agreement on written notice to the other if the other Party becomes an Insolvent Entity. In the event of the bankruptcy of Cellnet pursuant to the Bankruptcy Code and an attendant rejection of this Agreement or any license or assignment granted hereunder pursuant to Section 365 thereof, the Parties intend that the provisions of the Bankruptcy Code shall apply.

         (e)      Suspension of Performance. In addition to the foregoing,
                  -------------------------
                  after expiration of the applicable cure period described in Section 11.1(a) or 11.1(b) above, a non-defaulting Party may, without terminating this Agreement, suspend performance of its obligations under this Agreement for such period of time as the non-defaulting Party deems appropriate in its sole discretion to give the defaulting Party an additional opportunity to cure. The non-defaulting Party may terminate this Agreement at any time during such suspension by providing thirty (30) Business Days written notice to the other Party.

11.2     Impaired Performance. If either Party fails to materially perform
         --------------------
         or observe any of its obligations set forth in this Agreement and fails to take corrective action within forty-five (45) Business Days after written notice by the other, the non-breaching Party may, as an alternative to its right to terminate this Agreement, accept such Party's impaired performance and recover its actual damages.

11.3     Effect of Termination.
         ---------------------

         (a)      Removal of MIUs. Unless otherwise agreed by the Parties,
                  ---------------
                  if this Agreement is terminated as a result of breach, then in the event of a Laclede breach, Laclede shall be responsible for the cost of removal of the MIUs installed on Laclede property. In the event of a Cellnet breach, Cellnet shall be responsible for the commercially reasonable cost of removal of the MIUs; provided that if the removal occurs in connection with deployment of any replacement system, then

                  Cellnet shall be responsible only for the commercially reasonable incremental cost of removing the MIUs; and further provided that if Laclede is not deploying a replacement system and the removal is at the discretion of Laclede and not required by any regulatory or governmental authority, applicable law or the superior rights of a third party, then Laclede shall be responsible for the commercially reasonable cost of removal of the MIUs. If this Agreement is terminated as a result of the default of Laclede, then any removal of the MIUs shall have no impact on Laclede's obligation to pay any Asset Fees (as specified in Exhibit 8 hereto) related to such
                               ---------
                  MIUs unless and to the extent that any such MIUs are returned to Cellnet by Laclede and redeployed by Cellnet. If this Agreement is terminated as a result of the default of Cellnet and Laclede does not continue to utilize the Fixed Network, then Laclede's obligation to pay any Asset Fees related to the MIUs shall cease; provided, that if Laclede continues to utilize the Fixed Network, Laclede's obligation to pay the Asset Fee shall continue only for those MIUs that continue to function properly and deliver automated meter reads to Laclede. In all events, Laclede's obligation to pay any Asset Fee shall cease on the fifteenth (15th) anniversary of the Effective Date. Upon expiration of the Term or earlier termination of this Agreement for breach by Laclede, Cellnet may, but shall not be obligated to, remove the MIUs installed on Laclede Gas Meters, at Cellnet's sole cost and expense. Notwithstanding the foregoing, if Cellnet desires to remove the MIUs installed on the Laclede Gas Meters upon the termination of this Agreement, Cellnet shall notify Laclede in writing within thirty (30) days after such termination, and Cellnet and Laclede shall devise a schedule and methodology for such removal that is reasonably acceptable to both Parties.

         (b)      Return of Confidential Information, Trade Secrets and
                  -----------------------------------------------------
                  Cellnet Property. Upon the termination of this Agreement
                  ----------------
                  by either Party for any reason, each Party shall return to the other any Confidential Information of the other Party in its possession or, with the consent of the Disclosing Party, shall destroy the same and certify such destruction to the Disclosing Party. Additionally, upon the termination of this Agreement, Laclede shall return to Cellnet the handheld units provided during the Initial Fixed Network Deployment Phase.

         (c)      Survival of Rights and Licenses. Upon termination of this
                  -------------------------------
                  Agreement by either Party, all rights and licenses granted hereunder, except for those necessary to perform Transition Services as specified in Section 11.3(d) below or as specified elsewhere in this Agreement, shall terminate.

         (d)      Transition Services.
                  -------------------

                  (i)      Transition Services. Upon expiration or earlier
                           -------------------
                           termination of this Agreement (except due to the termination by Cellnet pursuant to Section 11.1(a) or (b)), the Parties agree they will cooperate to assist in the orderly transfer of performance of the AMR Services to a new service provider selected by Laclede (the "Transition Services"). Without limiting the generality of the foregoing, Cellnet shall provide Laclede and its

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                           respective agents, contractors and consultants, as necessary, with the AMR Services contracted for hereunder, for a maximum of eighteen (18) months after such termination or expiration (the "Transition Period"). Such Transition Services shall be provided pursuant to the terms and conditions of this Agreement; provided that to the extent such Transition Services are provided after the expiration of the Term, then Laclede and Cellnet shall work together in good faith to amend the performance standards for the AMR Services and such other operational matters as may be relevant to the winding down of operations pursuant to the Transition Services, as appropriate.

                  (ii)     Payment During Transition. Laclede and Cellnet
                           -------------------------
                           shall negotiate in good faith to reach agreement on the fees for the AMR Services during the provision of Transition Services; provided that if the parties are not able to reach agreement, then Laclede shall pay Cellnet (A) the then-effective per-read fee for the AMR services as set forth in Section 2.3(a) for AMR Services rendered before the fifteenth (15) anniversary of the Effective Date, and/or (B) $[****] per read for the AMR Services as set forth in Section 2.3(a) for AMR Services rendered on or after the fifteenth anniversary of the Effective Date. If the Agreement was terminated for any reason other than Cellnet's default, Laclede shall pay Cellnet for the Transition Services in accordance with Cellnet's then current rates for professional services.

                (iii)      Assets for Transition Services. In the event of
                           ------------------------------
                           early termination of this Agreement for any reason other than breach by Laclede, then Laclede shall be entitled to contract with a new service provider for the provision of the AMR Services during the Transition Period and, in connection therewith, to the use of the MIUs and the non-exclusive use of the MCCs, NOC, Programming Software or other components of the Fixed Network owned, leased, or licensed by Cellnet and used by Cellnet in providing the AMR Services, subject to Cellnet's prior written consent, which consent shall not be unreasonably withheld or delayed.

         (e)      Laclede Termination Damages. In the event Laclede
                  ---------------------------
                  terminates this Agreement after a breach by Cellnet, Cellnet shall pay Laclede its actual damages.

         (f)      Cellnet Termination Damages. In the event Cellnet
                  ---------------------------
                  terminates this Agreement after a breach by Laclede, Laclede shall pay to Cellnet its actual damages.

                                 ARTICLE 12
                 INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1     Indemnification.
         ---------------

         (a)      Indemnity by Cellnet.
                  --------------------

                  (i)      Intellectual Property Indemnification. Cellnet,
                           -------------------------------------
                           at its own expense, shall indemnify, defend and hold harmless, Laclede and its Affiliates, directors, officers, employees, agents, successors and assigns and defend any action brought against same with respect to any claim, demand, cause of action, debt, liability, damage, cost, loss or expense, including, without limitation, reasonable attorney's fees and expenses, arising out of any claim that any services, system, apparatus, equipment, component, method, process, information, data (other than Laclede Gas Data or Fixed Network
                           Data) or design furnished by Cellnet and/or its subcontractors (collectively, "Cellnet
                           Materials"), in connection with the provision of AMR Services hereunder by Cellnet, infringes or violates any patent, copyright, trade secret, license or other proprietary right of any third party.

                           At any time after Cellnet becomes aware of any such claim, Cellnet may, at its option and expense, (1) procure the right to furnish to Laclede the Cellnet Materials as provided in this Agreement, (2) modify the infringing Cellnet Materials without impairing in any material respect the functionality or performance of the AMR Services or any other services provided hereunder so that they are non-infringing, or (3) replace the Cellnet Materials with an equally suitable, non-infringing replacement that does not impair in any material respect the functionality or performance of the AMR Services or any other services provided hereunder. If Cellnet is not able to accomplish (1), (2) or (3) above within a reasonable period of time, Cellnet shall have the option to terminate this Agreement upon written notice to Laclede and Cellnet shall be deemed to be in breach under this Agreement, and Laclede shall have the right to avail itself of any remedies available to it under this Agreement or otherwise.

                  (ii)     Personal Injury and Property Damage
                           -----------------------------------
                           Indemnification. Cellnet agrees to take, and
                           ---------------
                           cause its employees, subcontractors, and agents to take, all commercially reasonable precautions to prevent injury to any persons (including, without limitation, employees, agents and customers of Laclede) or damage to property (including, without limitation, Laclede's property) and shall indemnify, hold harmless and defend Laclede and its Affiliates, directors, officers, employees, agents, successors and assigns from and against any and all suits, actions, damages, claims, fines, penalties, administrative or regulatory actions, costs, losses, expenses (including, without limitation, settlement awards and reasonable attorney's fees), and the liabilities, costs and/or expenses arising from or in connection with any claim of injuries to person or damage to property arising out of any act, omission, or negligence on the part of Cellnet or its agents, subcontractors or employees in the performance or failure to perform any obligation under this Agreement.

                  (iii) Cellnet, at its own expense, shall indemnify, defend and hold Laclede harmless from and against any assessment, penalty or fee charged to or assessed against Laclede by the PSC or a court of competent jurisdiction to the extent that such assessment penalty or fee is a result of Cellnet's failure to provide AMR Services in accordance with the terms and conditions of this Agreement, and Laclede may setoff any such amount against amounts owed by Laclede to Cellnet under this Agreement.

         (b)      Indemnity by Laclede. Personal Injury and Property Damage
                  --------------------
                  Indemnification. Laclede agrees to take, and cause its employees and agents to take, all commercially reasonable precautions to prevent injury to any persons (including, without limitation, employees and agents of Cellnet) or damage to property (including, without limitation, Cellnet's property) and shall indemnify, hold harmless and defend Cellnet and its Affiliates, directors, officers, employees, agents, successors and assigns from and against any and all suits, actions, damages, claims, fines, penalties, administrative or regulatory actions, costs, losses, expenses (including, without limitation, settlement awards and reasonable attorney's fees), and the liabilities, costs and/or expenses arising from or in connection with any claim of injuries to person or damage to property resulting from or arising out of any act, omission, or negligence on the part of Laclede or its agents or employees in the performance or failure to perform any obligation under this Agreement.

         (c)      Procedures. In connection with any claim for
                  ----------
                  indemnification, the Party seeking indemnification ("indemnitee") shall give prompt notice to the Party providing indemnification under this Section 12.1 ("indemnitor") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under this Article 12; provided that the failure to give such notice shall not affect the rights of such indemnitee except and only to the extent the indemnitor is prejudiced by such failure. In the event that any third party claim covered by this Article 12 is asserted, and the indemnitee notifies the indemnitor in accordance with this Section 12.1(c), the indemnitor will be entitled to participate therein and assume control of the defense thereof by notice to the indemnitee. The indemnitee may participate in the defense of such third party claim at its own expense. The indemnitee shall cooperate with the indemnitor in such defense. The indemnitor shall not be liable for any settlement of any claim, action or proceeding which is effected without the prior consent of the indemnitor, which consent shall not be unreasonably withheld. The indemnitor shall not settle any claim, action, or proceeding covered by this Article
                  12 in a manner which adversely affects the business operations of the indemnitee without the prior consent of the indemnitee, which consent shall not be unreasonably withheld.

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.



                                 ARTICLE 13
                                  LIABILITY

13.1     Liability. EXCEPT FOR LIABILITY ARISING UNDER ARTICLE 9 OR ARTICLE
         ---------
         12, IN NO EVENT WILL EITHER PARTY'S LIABILITY TO THE OTHER PARTY EXCEED [************************************] DOLLARS ($[**********])
         ["LIABILITY CAP"]. ON THE FIRST DAY OF EACH CONTRACT YEAR (EXCLUDING THE FIRST CONTRACT YEAR) DURING THE TERM, THE LIABILITY CAP SHALL AUTOMATICALLY INCREASE BY A PERCENTAGE THAT IS EQUAL TO THE PERCENTAGE INCREASE, IF ANY, IN THE CONSUMER PRICE INDEX (AS HEREINAFTER DEFINED) FROM THAT LAST PUBLISHED ON THE FIRST DAY OF THE IMMEDIATELY PRECEDING CONTRACT YEAR TO THAT LAST PUBLISHED ON THE FIRST DAY OF THE THEN-CURRENT CONTRACT YEAR. THE CONSUMER PRICE INDEX MEANS THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS-ST. LOUIS, MO-IL-ALL ITEMS (1982-84=100), PUBLISHED BY THE BUREAU OF LABOR STATISTICS OF THE UNITED STATES DEPARTMENT OF LABOR, OR IN THE EVENT OF
         DISCONTINUANCE OF THAT INDEX OR SUBSTANTIAL CHANGE IN THE FORMULA
         BY WHICH THAT INDEX IS DETERMINED, THEN THE PUBLISHED INDEX MOST CLOSELY APPROXIMATING THAT INDEX AS THAT INDEX IS DETERMINED AS OF
         THE DATE OF THIS AGREEMENT. IN NO EVENT SHALL THE AMOUNT OF THE LIABILITY CAP FOR ANY CONTRACT YEAR BE LESS THAN THE AMOUNT OF THE LIABILITY CAP FOR THE PREVIOUS CONTRACT YEAR.

13.2     Damages. EXCEPT FOR LIABILITY ARISING UNDER ARTICLE 9, THE PARTIES
         -------
         AGREE THAT IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR
         PUNITIVE DAMAGES (INCLUDING LOST PROFITS), DIRECTLY OR INDIRECTLY, RELATING TO OR ARISING OUT OF THIS AGREEMENT REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE, AND WHETHER OR NOT SUCH DAMAGES WERE FORESEEN OR UNFORESEEN.


                                 ARTICLE 14
                                  FINANCING

                        ARTICLE INTENTIONALLY OMITTED
                        =============================


                                 ARTICLE 15
                           INDEPENDENT CONTRACTOR

15.1     Independent Contractor. Each Party to this Agreement is an
         ----------------------
         independent contractor; nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the Parties. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Laclede and either Cellnet or any employee, agent, subcontractor or consultant of Cellnet nor between Cellnet and either Laclede or any employee, agent, subcontractor or consultant of Laclede. Each Party will be solely responsible for payment of all compensation owed to its employees, as well as federal and state income tax withholding, Social Security taxes, and unemployment insurance applicable to such personnel as employees of the applicable Party.


                                 ARTICLE 16
                                 ASSIGNMENT

16.1     Assignment. This Agreement will be binding on the Parties and their
         ----------
         respective successors and permitted assigns. Except as provided in this Section 16.1, neither Party may, or will have the power to, assign this Agreement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that either Party may assign its rights and obligations under this Agreement to an Affiliate that expressly assumes such Party's obligations and responsibilities hereunder, without the approval of the other Party. Anything herein to the contrary notwithstanding, Cellnet may assign this Agreement and its rights hereunder as collateral security to lenders to Cellnet or their successors and assigns. The assigning Party shall remain fully liable for, and shall not be relieved from the full performance of, all obligations under this Agreement. Any attempted assignment that does not comply with the terms of this Section 16.1 shall be null and void. If a Party assigns its rights or obligations to an Affiliate in accordance with this Agreement, such Party shall promptly provide written notice thereof to the other Party.

                                 ARTICLE 17
                                AUDIT RIGHTS

17.1     Books and Records. Each Party shall have the right to inspect and
         -----------------
         audit or have audited the books and records of the other Party relating to the amounts invoiced hereunder and the monies owed hereunder for the purpose of verifying the amounts due and payable hereunder, upon at least ten (10) Business Days notice to the audited Party. Such audit may cover up to, but no more than, the two (2) calendar years immediately preceding the date of the audit. The cost of such audit shall normally be at the requesting Party's expense; provided, however, that the audited Party will bear the cost of the audit if the audit reveals, in the case of Laclede, any overpayment, and in the case of Cellnet, any underpayment, greater than two percent (2%) of the amount that was actually due for any twelve-month period. Such audit shall be conducted with a minimum of disruption to the audited Party's daily operations and during normal business hours. The requesting Party shall not audit the audited Party more than once during any twelve-month period during the Term.

17.2     Subcontracting, Training and Safety. Laclede shall have the right
         -----------------------------------
         to audit Cellnet's compliance with the obligations set forth in
         Section 2.1(d) of this Agreement for the purpose of verifying that Cellnet is fully complying with all of its obligations with regard to subcontracting, training and safety. Cellnet shall cooperate with Laclede during the course of such an audit and make all applicable documentation and materials available to Laclede within ten (10) Business Days of Laclede's request. Cellnet shall allow Laclede to perform field audits to the extent Laclede deems reasonably necessary to confirm Cellnet's compliance with Section 2.1(d). Provided Laclede has not found Cellnet to be out of compliance with the obligations of Section 2.1(d) during the immediately preceding twenty-four (24) months, Laclede shall not audit Cellnet's compliance regarding subcontracting, training or safety more than once during any twelve-month period during the Term.


                                 ARTICLE 18
                                  INSURANCE

18.1     Insurance. Prior to the commencement of any work under this
         ---------
         Agreement, Cellnet will obtain, and maintain during the entire Term, insurance in the following minimum amounts and types:

         (a) Commercial or Comprehensive General Liability Insurance for bodily injury and property damage of not less than Five Million Dollars ($5,000,000) for each occurrence and Fifteen Million Dollars ($15,000,000) in the aggregate.

         (b) Workers' Compensation Insurance that in all respects complies with all applicable federal and state laws and regulations. Cellnet covenants and agrees with Laclede that Cellnet will carry workers' compensation insurance in such amount and in such form, and containing such provisions, as shall protect both Laclede and Cellnet from all claims, demands, suits, actions, causes of action and judgments of any actual or alleged agents or employees of Cellnet resulting from or arising out of any work performed under or by virtue of this Agreement.

         (c) Employer Liability Insurance with limits of not less than Five Million Dollars ($5,000,000) per occurrence.

         (d) Business automobile liability insurance that applies to all owned, non-owned, hired and leased vehicles used by Cellnet and/or its employees, subcontractors or agents in connection with this Agreement. Business automobile liability insurance shall be provided with a minimum of Three Million Dollars ($3,000,000) combined single limit per occurrence.

         (e) The policy limits set forth above may be met through an umbrella liability insurance policy.

18.2     Intentionally Omitted.
         ---------------------

18.3     Subcontractors' Insurance. Cellnet shall cause each of its
         -------------------------
         subcontractors to obtain, and maintain at all times while performing work under this Agreement, insurance in the following minimum amounts and types:

         (a) Commercial or Comprehensive General Liability Insurance for bodily injury and property damage of not less than Five Million Dollars ($5,000,000) for each occurrence and Fifteen Million Dollars ($15,000,000) in the aggregate.

         (b) Workers' Compensation Insurance that in all respects complies with all applicable federal and state laws and regulations in such amount and in such form, and containing such provisions, as shall protect Laclede, Cellnet and Cellnet's subcontractor from all claims, demands, suits, actions, causes of action and judgments of any actual or alleged agents or employees of Cellnet's subcontractor resulting from or arising out of any work performed under or by virtue of this Agreement.

         (c) Employer Liability Insurance with limits of not less than Five Million Dollars ($5,000,000) per occurrence.

         (d) Business automobile liability insurance that applies to all owned, non-owned, hired and leased vehicles used by Cellnet's subcontractor and/or its employees, subcontractors or agents in connection with this Agreement. Business automobile liability insurance shall be provided with a minimum of Three Million Dollars ($3,000,000) combined single limit per occurrence.

         (e) The policy limits set forth above may be met through an umbrella liability insurance policy.

18.4     Policy Provisions. All of the aforesaid insurance shall include
         -----------------
         Laclede as an additional insured (excluding the coverage described in Section 18.2), be endorsed to be primary and without right of contribution from any insurance that Laclede may have in effect and be written by one or more insurance companies that is or are (i) licensed and authorized to do business in the State of Missouri, and (ii) rated A - VIII or higher by A.M. Best Company. All policies shall contain a provision that the insurance company will provide Laclede with written notice of any cancellation of, or modification to, the policy. The consent of Laclede to the amount of insurance specified shall not be considered as a limitation of Cellnet's liability under this Agreement nor an agreement by Laclede to assume liability in excess of said amount or for risks not insured against. Cellnet shall provide proof of the above-described insurance to Laclede annually on or before the first day of each Contract Year.

18.5     Periodic Review of Policy Limits. On or about the fifth (5th) and
         --------------------------------
         tenth (10th) anniversaries of the Effective Date, Cellnet and Laclede shall review and discuss the continuing adequacy of the limits of the various insurance policies required by this Article
         18. In connection with this review, the parties shall consider, among other things, whether the policy limits are adequate in light of actual loss experience and/or whether the limits are equal to, or greater than, limits that are ordinary and customary in the automated meter reading industry. To the extent the limits are determined to be inadequate based on either of these factors, or any other factors deemed relevant in the reasonable judgment of the parties, Cellnet shall increase such policy limits accordingly; provided that Cellnet shall be required to obtain such increased coverage only to the extent it is available on commercially reasonable terms. In no event shall the limits of the policies be reduced.


                                 ARTICLE 19
                             DISPUTE RESOLUTION

19.1     Dispute Procedure.
         -----------------

         (a) Any dispute between the Parties either with respect to the interpretation of any provision of this Agreement or with respect to the performance by Cellnet or by Laclede hereunder shall be resolved as specified in this Section 19.1.

         (b) Upon the written request of either Party to the other Party ("Written Request"), a dispute shall be discussed by the Parties. The Parties shall meet as often as necessary to gather and furnish to each Party all information with respect to the matter at issue that is appropriate and germane in connection with its resolution. The Parties shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding relating thereto.

         (c) If the dispute is not resolved within thirty (30) days after the date of the Written Request, then the dispute shall be escalated to a Vice President of Laclede and the Chief Operating Officer of Cellnet for their review within forty-five (45) days after the date of the Written Request.

         (d) If the dispute is not resolved as described in (c) above within sixty (60) days after the date of the Written Request, the dispute will be referred to mandatory mediation with the American Arbitration Association ("AAA") or other organization mutually agreeable to the Parties, at a mutually agreed location in St. Louis, Missouri. The Parties will agree upon the selection of a particular mediator as soon as reasonably practical, but failing such agreement within thirty (30) days after the issue is referred for mediation, the mediator will be selected by AAA. Any mediator so selected shall have substantial experience in the area of information technology infrastructure outsourcing and the energy industry.

         (e) With the exception of applications to courts of competent jurisdiction for injunctive relief or any dispute relating to intellectual property rights, the Parties stipulate that the submission of disputes to mediation as provided in this Section 19.1, and mediation pursuant thereto, shall be a condition precedent to any suit, action or proceeding instituted in any court or before any administrative tribunal with respect to such dispute. The mediation provisions hereof shall, with respect to any dispute arising out of this Agreement, survive the termination or expiration of this Agreement.

         (f) The Parties shall use reasonable effort to set the date of the mediation within sixty (60) days after selection of the mediator but in no event shall the mediation be set more than ninety (90) days after selection of the mediator. Each Party shall bear its own mediation costs and expenses and all other costs and expenses of the mediation shall be divided equally between the Parties.

         (g) Notwithstanding any other provision of this Section 19.1, either Party may resort to court action for injunctive relief at any time if the dispute relates to intellectual property rights or the dispute resolution processes set forth in this Section 19.1 would permit or cause irreparable injury to such Party or any third party claiming against such Party, due to delay arising out of the dispute resolution process.

19.2     Continued Performance. So long as Laclede continues to pay Cellnet
         ---------------------
         the Fees for the AMR Services in accordance with the terms of this Agreement, the Parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved, unless and until such obligations are terminated or expire in accordance with the provisions of this Agreement.


                                 ARTICLE 20
                             GENERAL PROVISIONS

20.1     Cooperation by Cellnet and Laclede. Both Cellnet and Laclede shall
         ----------------------------------
         cooperate with each other to facilitate performance of the AMR Services and Laclede's operations affected by Cellnet and shall each timely provide information to the other as required for each to perform its responsibilities regarding the AMR Services.

20.2     Meetings and Presentations. Cellnet shall, at Laclede's request, at
         --------------------------
         no additional charge: (a) accompany Laclede to any meetings with the PSC and/or Office of Public Counsel (OPC), or other regulatory agencies to explain the technology that is the subject of this Agreement and provide any written information that may be requested by these agencies in connection with these meetings or otherwise; and (b) demonstrate the technology that is the subject of this Agreement to the PSC and/or OPC or other regulatory agency; provided, however, that after the Deployment Deadline, Cellnet shall not, without its consent, be required to spend more than twenty (20) hours per annum performing these services.

20.3     No Solicitation of Employees. During the Term and for 12 months
         ----------------------------
         after the expiration or earlier termination of this Agreement, neither Party to this Agreement shall solicit or otherwise seek to hire, whether as an employee or consultant, any persons employed by the other Party. Notwithstanding the foregoing, either Party shall have the right to hire as an employee or consultant any such person who approaches such Party for employment or who responds to a general advertisement soliciting employees.

20.4     Governing Law. This Agreement and any and all claims and disputes
         -------------
         arising out of or in connection with or related to the relationships and arrangements between Laclede and Cellnet described in this Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, without regard to its conflict of law principles. The prevailing Party in any suit brought to enforce or interpret this Agreement shall be entitled to recover its reasonable attorney's fees and related disbursements in addition to any other relief awarded.

20.5     Publicity. Within four (4) days after the Effective Date, the
         ---------
         Parties shall prepare and release a mutually acceptable press release announcing this Agreement and/or the Parties' contemplated business relationship. As an obligation of this Agreement, each Party agrees that it will not, without the prior written consent of the other in each instance: (i) use the name, trade name, trademark, trade device, service mark, logo, symbol or any abbreviation, contraction or simulation thereof, owned by the other Party (the "Marks") in any advertising, marketing, promotional materials, publicity, press release, references, internet posting or otherwise, or (ii) represent, directly or indirectly, that any product or service offered by any Party has been approved or endorsed by the other. These obligations will survive the expiration or other termination of this Agreement.

20.6     Entire Agreement. This Agreement and the Exhibits referenced herein
         ----------------
         constitute the entire agreement of the Parties with regard to the services and matters addressed therein, and all prior agreements, letters, proposals, discussions and other documents regarding the services and the matters addressed in the Agreement are superseded and merged into this Agreement. Amendments and modifications to this Agreement may not be made orally, but shall only be made by a written document signed by an authorized representative of each Party. Any terms and conditions varying from this Agreement on any order or written notification from either Party shall not be effective or binding on the other Party.

20.7     Force Majeure. Neither Party shall be liable for any default or
         -------------
         delay in the performance of its obligations hereunder if and to the extent and while such default or delay is caused, directly or indirectly, by a Force Majeure Event. If a Force Majeure Event occurs, the non-performing Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use commercially reasonable efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance will immediately notify the other by telephone and describe at a reasonable level of detail the circumstances causing such delay (to be confirmed in writing within twenty-four (24) hours after the inception of such delay). If any delay on the part of either Party resulting from a Force Majeure Event exceeds sixty (60) days, the other Party shall have the right to terminate this Agreement on notice to the delayed Party.

20.8     Waiver. No waiver of any breach of any provision of this Agreement
         ------
         shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof.

20.9     Severability. If any provision of this Agreement shall be held to
         ------------
         be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and such provision shall be deemed to be restated to reflect the Parties' original intentions as nearly as possible in accordance with applicable law(s).

20.10    Counterparts. This Agreement may be executed in counterparts. Each
         ------------
         such counterpart shall be an original and together shall constitute but one and the same document.

20.11    Notices. All notices required to be sent under this Agreement,
         -------
         including notices of address changes, shall be sent by registered or certified mail, return receipt requested, by nationally recognized overnight delivery service or courier, or by facsimile. Notice to each Party shall be sent to the contacts listed below or as otherwise identified by the Parties in writing pursuant to this
         Section:

         If to Laclede:         Laclede Gas Company
                                Attn: Laclede AMR Program Manager
                                720 Olive Street
                                12th Floor
                                St. Louis, MO 63101
                                Phone: (314) 342-0620
                                Fax: (314) 241-2296

         With a Copy to:        Laclede Gas Company
                                Attn: Vice President - Finance
                                720 Olive Street
                                Suite 1301
                                St. Louis, MO 63101
                                Phone: (314) 342-0755
                                Fax: (314) 241-2278

         With a Copy to:        Laclede Gas Company
                                Attn: General Counsel
                                720 Olive Street
                                Suite 1500
                                St. Louis, MO 63101
                                Phone: (314) 342-0520
                                Fax: (314) 421-1979

         If to Cellnet:         Cellnet Technology, Inc.
                                Attn: Program Manager
                                1918 Innerbelt Business Center Drive
                                Overland, Missouri  63114
                                Phone: (314) 264-2633
                                Fax: (314) 264-2601

         With a Copy to:        Cellnet Technology, Inc.
                                Attn: General Counsel
                                30000 Mill Creek Avenue
                                Suite 100
                                Alpharetta, Georgia  30022
                                Phone: (678) 258-1608
                                Fax: (678) 258-1686

20.12    No Third Party Beneficiaries. Except as expressly provided herein,
         ----------------------------
         the Parties do not intend, nor will any Section hereof be interpreted, to create any third party beneficiary rights with respect to either of the Parties.

20.13    Consents and Approvals. The Parties agree that in any instance
         ----------------------
         where a consent, approval, acceptance or agreement is required or contemplated of a Party under this Agreement in order for the other Party to perform under or comply with the terms and conditions of this Agreement, then such Party will, unless otherwise provided, not unreasonably withhold or delay such consent, approval, acceptance or agreement and where consent, approval or agreement cannot be provided, the Party shall notify the other Party in a timely manner. In addition, each Party agrees to act reasonably and in good faith in respect to all other matters relating to or arising out of this Agreement.

20.14    Taxes. Cellnet shall be solely responsible for all federal, state
         -----
         and local income taxes assessed in connection with the provision of the services described in this Agreement.

         Cellnet shall be responsible for all sales and use taxes imposed in connection with the use or provision of the AMR Services, as well as personal property or similar taxes imposed in connection with the MIUs.

20.15    Headings. All headings herein and the table of contents are not to
         --------
         be considered in the construction or interpretation of any provision of this Agreement. This Agreement was drafted with the joint participation of both Parties and shall be construed neither against nor in favor of either, but rather in accordance with the fair meaning thereof.

20.16    Survival. All provisions of this Agreement relating to liability,
         --------
         warranties, indemnities, confidentiality, or non-disclosure, and the provisions of Articles 5, 19 and 20 and Section 11.3 of this Agreement, shall survive the expiration or termination of this Agreement.

20.17    Time is of the Essence. Time is of the essence in this Agreement.
         ----------------------
         Both parties shall work diligently to perform their respective obligations under this Agreement in a timely and expedient manner. Subject to the occurrence of a Force Majeure Event and any applicable cure period specified herein, in cases in which time deadlines are established for the performance of specific activities, these deadlines shall be treated as outer time limits for the parties' performance and not as target dates for performance. In all cases, the parties shall use reasonable effort to complete activities as soon as practicable.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives, as of the date first written above.

LACLEDE GAS COMPANY                    CELLNET TECHNOLOGY, INC.


By: /s/ Barry C. Cooper                By: /s/ Mike Zito

Name: Barry C. Cooper                  Name: Mike Zito

Title: Chief Financial Officer         Title: CEO

Date: March 11, 2005                   Date: March 2, 2005

                                 APPENDIX A

                            INDEX OF DEFINITIONS

The terms used herein shall have the following meanings.

1.       Accessible Meter - is any Laclede Gas Meter (i) of a type listed on
         ----------------
         Exhibit 5-C; (ii) with respect to which the data provided to
         -----------
         Cellnet pursuant to Section 2.3(g) does not preclude Cellnet from installing the MIU; (iii) not obstructed or blocked in a manner that prohibits reasonable access; (iv) the condition of which does not make installation of the MIU impractical in terms of time or expense; and (v) Cellnet or the MIU Installer has access to the premises and the Laclede Gas Meter. For purposes of clarity, a Laclede Gas Meter is not an Accessible Meter if Cellnet or the MIU Installer contacts the occupant on six occasions as required by
         Section 2.1(c)(ii)(A) but is unable to install a MIU or schedule an appointment for MIU installation where access to the Laclede Gas Meter is not available without the cooperation of the occupant or owner of the premises.

2.       Actual Read - Information relating to the actual measurement of gas
         -----------
         usage received by the Fixed Network.

3.       Activated Meter - is a Laclede Gas Meter that is on an activated
         ---------------
         Route, that has a MIU installed, on which Cellnet has received the designation and installation information via the Cellnet Standard Interface; and from which Cellnet has received a successful meter read. For purposes of this definition, a meter shall not be considered an Activated Meter if it is an Unavailable Meter.

4.       Affiliate - With respect to a Party to this Agreement, any person
         ---------
         or entity that controls, is controlled by, or is under common control with such Party.

5.       Agreement - This Automated Meter Reading Services Agreement between
         ---------
         Cellnet Technology, Inc. and Laclede Gas Company.

6.       Asset Fee - Defined in Section 2.3(a).
         ---------

7.       Automated Meter Reading Services ("AMR Services") - The services to
         -------------------------------------------------
         be provided under this Agreement.

8.       Bankruptcy Code - The United States Bankruptcy Code, as amended.
         ---------------

9.       Billing Window - A five (5) day period of time prior to the
         --------------
         scheduled billing day that a meter reading can be made available by Cellnet and entered into Laclede's billing system.

10.      Business Day - Monday through Friday, excluding all federal and
         ------------
         state holidays for which banks in the State of Missouri are not open for business, from the hours of 8 a.m. to 8 p.m. Unless specified as a Business Day, a day is defined as a calendar day.

11.      Cellnet Intellectual Property - Defined in Section 4.1.
         -----------------------------

12.      Cellnet Standard Interface - The format of the Fixed Network Data
         --------------------------
         made available to Laclede via the FTP Server.

13.      Change - Defined in Section 7.1.
         ------

14.      Change Order - Defined in Section 7.2(a).
         ------------

15.      Confidential Information - Defined in the Section 9.1.
         ------------------------

16.      Contract Year - Each period of twelve (12) consecutive months with
         -------------
         the first such year beginning on the Effective Date.

17.      Daily Reliability Penalty - The monetary penalty assessed by
         -------------------------
         Laclede against Cellnet for the failure by Cellnet to achieve the respective required daily reliability percentages set forth in
         Section 2.2(d) of this Agreement.

18.      Deployment Deadline - Twenty-four (24) months after the Effective
         -------------------
         Date.

19.      Deployment Period - The period during which Cellnet is installing
         -----------------
         the MIUs as described in Article 2.

20.      Deployment Schedule - The timeline for the initial installation of
         -------------------
         the Fixed Network as determined by mutual agreement of the Parties.

21.      Disclosing Party - Defined in Section 9.1.
         ----------------

22.      Effective Date - Defined in Section 2.7.
         --------------

23.      Fee - Defined in Section 2.3(a).
         ---

24.      Fixed Network - The network to be established and operated by
         -------------
         Cellnet, which includes MIUs installed on Laclede Gas Meters, MCCs installed on structures, poles and/or towers, the NOC, the communication link between the MCCs and the NOC, and all other equipment necessary for the operation of the Fixed Network.

25.      Fixed Network Area - Defined in the fourth Recital.
         ------------------

26.      Fixed Network Data - All MIU consumption and tamper information
         ------------------
         collected or processed for Laclede through the Fixed Network.

27.      Fixed Network Meter - Any Laclede Gas Meter within the Fixed
         -------------------
         Network Area with an installed MIU.

28.      FTP Server - Means the file transfer protocol server on which
         ----------
         Cellnet posts the Fixed Network Data for collection by Laclede.

29.      Force Majeure Event - Any event or circumstance that is beyond the
         -------------------
         reasonable control of either Party and that results in or causes the failure of that Party to perform any of its obligations under this Agreement, including, without limitation, an act of God, judicial or regulatory action or inaction, strike or lockout, war (declared or undeclared), threat of war, terrorist act, blockade, revolution, riot, insurrection, sabotage, vandalism, fire, storm, flood, earthquake, hurricane, tornado, explosion or failure of communications or power systems, or radio frequency interference caused by third parties. Lack of funds shall not be interpreted as an event beyond a Party's reasonable control. Nothing contained herein shall be construed to require either Party to avoid or settle a strike against its will or to avoid picketing at any location.

30.      Initial Fixed Network Deployment Phase - Defined in Section 1.1.
         --------------------------------------

31.      Initial Term - Defined in Section 2.7.
         ------------

32.      Insolvent Entity - A Party that (a) institutes or has instituted
         ----------------
         against it proceedings to be adjudicated bankrupt or insolvent, unless with respect to the institution against it of such proceedings, such proceedings are dismissed within sixty (60) calendar days after the institution of such proceedings, (b) consents to the institution of bankruptcy or insolvency proceedings against it, (c) files a petition, answer or consent seeking reorganization or relief under federal or state bankruptcy laws,
         (d) consents to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) with respect to itself for any substantial part of its property, (e) makes an assignment for the benefit of creditors, or (f) admits in writing its inability to pay its debts generally as they become due.

33.      Intellectual Property - All copyrights, patents, utility models,
         ---------------------
         trade marks, service marks, design rights (whether registered or unregistered), database rights, semiconductor topography rights, proprietary information rights, know-how and all other similar proprietary rights as may exist anywhere in the world.

34.      Laclede Gas Data - All information relating to Laclede customers'
         ----------------
         gas usage, including, without limitation, customers' names, addresses and account numbers, volume and/or patterns of gas usage, MIU identification, meter number, number of pulses counted, index type, index drive factor, index pressure, index base pressure and tamper flag, and any other Laclede gas customer data or information collected and/or transmitted via the Fixed Network.

35.      Laclede Gas Meters - All gas meters owned and/or operated by
         ------------------
         Laclede.

36.      Laclede Interface - Defined in Section 1.2(b).
         -----------------

37.      Manual Reads. Any references to manual meter reads, the manual
         ------------
         reading of meters, or similar language in this Agreement means either the actual physical reading of the meter or the reading of the meter/MIU utilizing Cellnet's park-n-read system or other mobile or drive-by method.

38.      Marks - Defined in Section 20.5.
         -----

39.      Material Change - Defined in Section 7.1.
         --------------


40.      Meter Database (MDB) - The repository of all meter data received by
         --------------------
         the NOC. The MDB will contain the Fixed Network Data and the Laclede Gas Data.

41.      MCC - The radio transceiving device or devices that receives the
         ---
         transmissions from the MIUs and relays the data by radio frequency to the NOC.

42.      MIU - An electronic radio meter interface device that is installed
         ---
         on Laclede Gas Meters and transmits meter reading information by radio frequency to the MCCs.

43.      MIU Installer - Defined in Section 1.3(c).
         -------------

44.      Minimum Daily Reliability Penalty - The monetary penalty assessed
         ---------------------------------
         by Laclede against Cellnet for the failure by Cellnet to achieve the respective minimum daily reliability percentages set forth in
         Section 2.2(d) of this Agreement.

45.      Minimum Monthly Reliability Penalty - The monetary penalty assessed
         -----------------------------------
         by Laclede against Cellnet for the failure by cellnet to achieve the respective minimum reliability percentages for each billing day set forth in Section 2.2(d) of this Agreement.

46.      Monthly Reliability Penalty - The monetary penalty assessed by
         ---------------------------
         Laclede against Cellnet for the failure by Cellnet to achieve the respective required monthly reliability percentages set forth in
         Section 2.2(d) of this Agreement.

47.      Network Operations Center ("NOC") - The combined hardware and
         ---------------------------------
         software platform that receives and stores meter information from the MCCs.

48.      Network Operations Center Software ("NOC Software") - The software
         ---------------------------------------------------
         necessary for the operation of the NOC.

49.      Party or Parties - Means Cellnet and/or Laclede.
         ----------------

50.      Per Read Fee - Defined in Section 2.3(a).
         ------------

51.      Programming Software - The GPrep MIU programming software, which is
         --------------------
         developed by or for Cellnet, as described in Section 2.1 (f).

52.      Public Service Commission (PSC) - PSC or any successor agency with
         -------------------------------
         regulatory authority over Laclede in the State of Missouri.

53.      Quality Assurance Plan - The procedures defined and used to ensure
         ----------------------
         installation of MIUs are in compliance with the terms of this Agreement.

54.      Recipient - Defined in Section 9.1.
         ---------

55.      Reliability Penalty - The collective reference for the Daily
         -------------------
         Reliability Penalty, Minimum Daily Reliability Penalty, Monthly Reliability Penalty and Minimum Monthly Reliability Penalty.

56.      Requesting Party - Defined in Section 7.2(a).
         ----------------

57.      Responding Party - Defined in Section 7.2(a).
         ----------------

58.      Routes - The various geographical areas containing approximately
         ------
         250 to 600 Laclede Gas Meters each agreed upon by Laclede and Cellnet into which Laclede's service territory will be divided for purposes of the initial installation of the MIUs.

59.      Intentionally Omitted.
         ---------------------

60.      Standard Interface Specifications - Defined in Section 1.2(b).
         ---------------------------------

61.      Term - The Initial Term and all renewal terms, if any.
         ----

62.      Test Meters - Defined in Section 1.2(a).
         -----------

63.      Training Plan - Defined in Section 6.1.
         -------------

64.      Transition Services - Defined in Section 11.3(d)(i).
         -------------------

65.      Unavailable Meter - Means a Laclede Gas Meter (i) that is damaged
         -----------------
         or vandalized by any person other than Cellnet in such a way that prevents proper operation, including communication with the Fixed Network, of the MIU; (ii) on which a MIU is not functioning and/or not reporting and Cellnet has not been able to repair the MIU because (a) Laclede has not provided Cellnet with accurate and up-to-date customer information; or (b) physical access to the Laclede Gas Meter, after commercially reasonable efforts by Cellnet, is not available; or (iii) that is otherwise not functioning because of a cause unrelated to the MIU, which is outside of Cellnet's control.

66.      Written Request - Defined in Section 19.1(b).
         ---------------

                                  EXHIBIT 6

                        ADJUSTMENT TO MONTHLY MIU FEE

         The Monthly MIU Fee shall be adjusted in accordance with this
Exhibit 6.

         (a) For purposes of this Exhibit 6, the following capitalized terms have the respective meanings set forth below:

"Number of MIUs Condemned", for a given Contract Year, equals the number of
 ------------------------
Laclede Gas Meters with MIUs removed from service in such Contract Year that Laclede is not able to reuse on other Laclede Gas Meters.

"Number of MIUs Reconditioned", for a given Contract Year, equals the number
 ----------------------------
of MIUs (of the Number of MIUs Condemned) that Cellnet is able to recondition and reuse for other than Laclede Gas Meters in such Contract Year. The Number of MIUs Reconditioned includes MIUs that were retired in a previous Contract Year, held in inventory, and subsequently reconditioned and reused.

"Net Number of MIUs Retired", for a given Contract Year, equals the Number
 --------------------------
of MIUs Condemned minus the Number of MIUs Reconditioned in such Contract
Year.

"Number of MIU Startups", for a given Contract Year, equals the number of
 ----------------------
MIUs provided by Cellnet for installation on Laclede Gas Meters in such Contract Year, excluding the number of MIUs Cellnet is required to replace under the terms of this Agreement.

"MIU Retirement Unit Cost", for a given Contract Year, equals the amount in
 ------------------------
the row so named for such Contract Year in the chart attached as Appendix A.
                                                                 ----------

"MIU Startup Unit Cost", for a given Contract Year, equals the amount in the
 ---------------------
row so named for such Contract Year as shown on Appendix A.
                                                ----------

"Number of Annual Reads" equals the actual number of MIU readings that were
 ----------------------
subject to the Per Read Fee in a given Contract Year.

"Total Annual Reconditioning Cost", for a given Contract Year, equals the
 --------------------------------
Number of MIUs Reconditioned multiplied by $5.

"Total Annual Retirement Cost", for a given Contract Year, equals the Net
 ----------------------------
Number of MIUs Retired multiplied by the MIU Retirement Unit Cost.

"Total Annual Startup Cost", for a given Contract Year, equals the Number of
 -------------------------
MIU Startups multiplied by the MIU Startup Unit Cost.



The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


"Total Actual Annual Cost", for a given Contract Year, equals the sum of (i)
 ------------------------
the Total Annual Reconditioning Cost for such Contract Year, (ii) the Total Annual Retirement Cost for such Contract Year, and (iii) the Total Annual Startup Cost for such Contract Year.

"Total Projected Annual Cost", for a given Contract Year, equals the amount
 ---------------------------
in the row "Total Projected Cost" for such Contract Year in the chart attached as Appendix A.
            ----------

"Annual Cost Differential", for a given Contract Year, equals the difference
 ------------------------
between the Total Actual Annual Cost for such Contract Year and the Total Projected Annual Cost for such Contract Year.

"Cumulative Actual Annual Cost" equals the sum of Total Actual Annual Costs
 -----------------------------
for Contract Years that have not been included in a calculation that resulted in an increase or decrease in the Monthly MIU Fee pursuant to Section (b) of this Exhibit 6.

"Cumulative Projected Annual Cost" equals the sum of Total Projected Annual
 --------------------------------
Costs for Contract Years that have not been included in a calculation that resulted in an increase or decrease in the Monthly MIU Fee pursuant to Section (b) of this Exhibit 6.

"Cumulative Annual Cost Differential" equals the Cumulative Actual Annual
 -----------------------------------
Cost less the Cumulative Projected Annual Cost.

"Reconditionable MIU", means a MIU that Laclede removes from a Laclede Gas
 -------------------
Meter and is not able to reuse, but for which Cellnet has indicated in writing that it has another customer that has a gas meter or gas meters with which such a MIU is compatible and who is willing to accept reconditioned MIUs. Cellnet shall provide a list of meter types on which it can utilize a Reconditionable MIU within 30 days of the execution of this Agreement and update or confirm such list from time to time, but at least annually within 30 days after the first day of each Contract Year.

         (b) If the Cumulative Annual Cost Differential is greater than $[*******], the Monthly MIU Fee shall be increased or decreased (as applicable) in accordance with the procedures set forth below. If the Cumulative Annual Cost Differential is less than or equal to $[*******], there shall be no increase or decrease in the Monthly MIU Fee pursuant to this Exhibit 6.

         (c) If the Cumulative Actual Annual Cost exceeds the Cumulative Projected Annual Cost by more than $[*******], or if the Cumulative Projected Annual Cost exceeds the Cumulative Actual Annual Cost by more than $[*******], the Monthly MIU Fee for future reads shall be increased or decreased, as applicable, as follows:

                  (i) First, the Cumulative Annual Cost Differential shall be amortized over the remaining number of months of this Agreement at an annual interest rate of [*]% to determine a monthly payment amount.
Such monthly payment amount will be multiplied by the number of months remaining on this Agreement to determine the "Future Value of the Cumulative
                                              ------------------------------
Annual Cost Differential";
------------------------


The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                  (ii) Second, the "Total Number of Remaining Reads" shall
                                    -------------------------------
be determined as follows. The Number of Annual Reads for the previous
Contract Year (the "Base Year") will be used as a base-line and the number
                    ---------
of reads for each subsequent Contract Year ("Number of Assumed Reads") will
                                             -----------------------
assume a [*]% increase over each immediately preceding Contract Year. For each Contract Year, the Number of Assumed Reads for such Contract Year shall equal the Number of Assumed Reads for the previous Contract Year multiplied by [****]. The "Total Number of Remaining Reads" shall be (A) the sum of the
              -------------------------------
Number of Assumed Reads for each Contract Year (if any) subsequent to the Base Year, less (B) the product of a fraction whose numerator is an amount equal to the number of months in the first Contract Year subsequent to the Base Year prior to implementation of the increase or decrease to the Monthly MIU Fee and whose denominator is 12, multiplied by the Assumed Reads in such Contract Year;

                  (iii) Third, determine the "Read Cost Differential" by
                                              ----------------------
dividing the Future Value of the Cumulative Annual Cost Differential by the Total Number of Remaining Reads and rounding the result to tenths of a cent; and

                  (iv) Fourth,

                           (A) If the Cumulative Actual Annual Cost exceeds
the Cumulative Projected Annual Cost by more than $[*******], the Monthly MIU Fee for future reads shall be increased by an amount equal to the Read Cost Differential, or

                           (B) If the Cumulative Projected Annual Cost
exceeds the Cumulative Actual Annual Cost by more than $[*******], the Monthly MIU Fee for future reads shall be decreased by an amount equal to the Read Cost Differential.

                           (C) In the event the Monthly MIU Fee is increased
or decreased as described above in this subsection (c)(iv), then the cumulative cost calculation described in this Exhibit 6 is started over at zero for the next Contract Year.

                  (v) Solely for purposes of reference, an example of the foregoing four-step calculation is attached as Appendix B.
                                               ----------

         (d) There shall be no adjustment under this Exhibit 6 for the first, second, or third Contract Year. The first adjustment to the Monthly MIU Fee described in this Exhibit 6 shall be calculated at the beginning of the fourth Contract Year (which will commence during 2008) using the third Contract Year as the Base Year and then again for every Contract Year thereafter, and if applicable, the Monthly MIU Fee for the next Contract Year will be increased or decreased, as applicable, from the Monthly MIU Fee for the Base Year, as such Monthly MIU Fee has been previously adjusted, if applicable, in accordance with this Exhibit 6.

         (e) Notwithstanding anything contained in this Exhibit 6 or the Agreement to the contrary, if the Cumulative Annual Cost Differential is greater than $[*******], the Read Cost Differential shall be calculated assuming a Cumulative Annual Cost Differential of $[*******]. The excess Cumulative Annual Cost Differential over $[*******] shall be paid by Laclede to Cellnet (if the Cumulative Actual Annual Cost exceeds the Cumulative Projected Annual Cost), or by Cellnet to Laclede (if the Cumulative Projected Annual Cost exceeds the Cumulative Actual Annual Cost) within 30 days after the final determination of the Cumulative Annual Cost Differential.

         (f) During the term of the Agreement, not later than 30 days after the end of each month, Laclede shall send a statement to Cellnet showing the Number of MIUs Condemned in the previous month. Laclede shall, at its own cost and expense, ship all Reconditionable MIUs to Cellnet's facility in Laclede's service area.

         (g) Not later than 45 days after the first day of each Contract Year (beginning in 2008), Cellnet shall deliver a certificate (the "Certificate") to Laclede setting forth the adjustment to the Monthly MIU
 -----------
Fee (if any) for such Contract Year, or stating that no adjustment is required, along with supporting calculations in reasonable detail. If, within 30 days after delivery of the Certificate, Laclede alleges that the Certificate has not been prepared in accordance with this Exhibit 6 or that the Certificate contains a mathematical mistake or other error, Laclede shall deliver to Cellnet within such period a written notice (a "Notice of
                                                                 ---------
Disagreement") specifying in reasonable detail all disputed items and the
------------
basis therefor, including reasonable detail. Subject to the rights described in Article 17, the failure by Laclede to provide a Notice of Disagreement to Cellnet within such 30-day period will constitute the acceptance by Laclede of the Certificate, and in such event the calculations and other determinations set forth in the Certificate shall be the final calculations and other determinations for the Contract Year in question. During the 15-day period following the delivery of any Notice of Disagreement or such longer period as Cellnet and Laclede shall mutually agree, representatives of Cellnet and Laclede shall meet and seek in good faith to resolve in writing any differences that Cellnet and Laclede may have with respect to the matters specified in such Notice of Disagreement. If, at the end of such 15-day period (or such longer period as mutually agreed), Cellnet and Laclede have not resolved such differences, the dispute shall be submitted to the dispute resolution procedure contained in Sections 19.1(d), (e), (f) and (g) of the Agreement.

         (h) Notwithstanding the adjustments provide for in this Exhibit 6, the parties shall use commercially reasonable efforts to maximize the use of reconditioned MIUs.

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.


                                                             APPENDIX A


PROJECTED COST OF STARTUP AND RETIREMENT ACTIVITY

                                     YEAR 3        YEAR 4        YEAR 5        YEAR 6        YEAR 7        YEAR 8        YEAR 9
                                     ------        ------        ------        ------        ------        ------        ------
NET MIUS RECONDITIONED              [***]         [***]         [***]         [***]         [***]         [***]         [***]

MIU RECONDITIONING UNIT COST        $ [*]         $ [*]         $ [*]         $ [*]         $ [*]         $ [*]         $ [*]

MIU RECONDITIONING ANNUAL COST      $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]

NET MIUS RETIRED                    [*****]       [*****]       [*****]       [*****]       [*****]       [*****]       [*****]

MIU RETIREMENT UNIT COST            $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]

MIU RETIREMENT ANNUAL COST          $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [******]    $ [******]    $ [******]

MIU STARTUP UNITS                   [*****]       [*****]       [*****]       [*****]       [*****]       [*****]       [*****]

MIU STARTUP UNIT COST               $ [****]      $ [****]      $ [****]      $ [*****]     $ [*****]     $ [*****]     $ [*****]

MIU STARTUP ANNUAL COST             $ [*]         $ [*]         $ [*]         $ [*******]   $ [*******]   $ [*******]   $ [*******]
                                    ----------------------------------------------------------------------------------------------

TOTAL PROJECTED COST                $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [******]    $ [******]    $ [******]
                                    ==============================================================================================

                                    YEAR 10       YEAR 11       YEAR 12       YEAR 13       YEAR 14       YEAR 15
                                    -------       -------       -------       -------       -------       -------
NET MIUS RECONDITIONED              [***]         [***]         [***]         [***]         [***]         [***]

MIU RECONDITIONING UNIT COST        $ [*]         $ [*]         $ [*]         $ [*]         $ [*]         $ [*]

MIU RECONDITIONING ANNUAL COST      $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]

NET MIUS RETIRED                    [*****]       [*****]       [*****]       [*****]       [*****]       [*****]

MIU RETIREMENT UNIT COST            $ [*****]     $ [****]      $ [****]      $ [****]      $ [****]      $ [****]

MIU RETIREMENT ANNUAL COST          $ [******]    $ [*]         $ [*]         $ [*]         $ [*]         $ [*]

MIU STARTUP UNITS                   [*****]       [*****]       [*****]       [*****]       [*****]       [*****]

MIU STARTUP UNIT COST               $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]     $ [*****]

MIU STARTUP ANNUAL COST             $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [*******]
                                    --------------------------------------------------------------------------------

TOTAL PROJECTED COST                $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [*******]   $ [*******]
                                    ================================================================================

The information below marked by * and [] has been omitted pursuant to a request for confidential treatment. The omitted portion has been separately filed with the Commission.

                                  EXHIBIT 8
                           PER READ FEE COMPONENTS


         Monthly MIU Asset Fee                       $[*****]/meter

         Base Cost Fee                               $[*****]/meter

TOTAL MONTHLY MIU FEE                                $[*****]/METER

         Monthly Service Fee                         $[*****]/meter

TOTAL MONTHLY FEE                                    $[*****]/METER